UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22961
EA Series Trust
(Exact name of registrant as specified in charter)
19 E. Eagle Road
Havertown, PA 19083
(Address of principal executive offices) (Zip code)
19 E. Eagle Road
Havertown, PA 19083
(Name and address of agent for service)
215-882-9983
Registrant’s telephone number, including area code
Date of fiscal year end: June 30, 2023
Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.
EA Bridgeway Blue Chip ETF (BBLU)

EA Bridgeway Omni Small-Cap Value ETF (BSVO)
bridgewayetfs.com
Annual Report
June 30, 2023

BRIDGEWAY ETF’S

BRIDGEWAY ETF’S
LETTER TO SHAREHOLDERS
Dear Bridgeway ETF Shareholders,

The information presented in this report relates to the operations of EA Bridgeway Omni Small-Cap Value ETF (“BSVO”) and EA Bridgeway Blue Chip ETF (“BBLU”), or collectively (“the Funds”).

The Funds are sub-advised by Bridgeway Capital Management, LLC (“Bridgeway”). At Bridgeway, we have a shared passion for applying logic, data, and evidence to develop investment solutions. The Funds are constructed based on fundamental academic research that relies on market efficiency. Bridgeway strives to capitalize on proven methods to better capture the risk premiums available in targeted asset classes. The Funds are constructed to ensure broad diversification within their unique part of the equity market and to provide specialized risk premium exposure.

BLUE CHIP FUND

SECOND QUARTER 2023
Fund return: 10.96%
Benchmark return: 8.74% (S&P 500 Index)1; 13.19% (Russell Top 50 Mega Cap Index)2

Explanation of quarterly performance

For the quarter, the Blue Chip Fund returned 10.96%, outperforming the S&P 500 Index. The Fund benefitted from its focus on mega-cap stocks during a quarter in which larger stocks were strongly in favor. The Fund’s lack of exposure to the benchmark’s smaller stocks boosted relative results.

From a sector perspective, the Fund’s allocation effect was positive. An underweighting in the Utilities sector and an overweighting in the Communication Services sectors added the most to relative results. The Fund’s stock selection effect was also strongly positive, largely driven by holdings in the Health Care sector. The Fund’s holdings in the Information Technology, Financials, and Consumer Discretionary sectors also added to relative returns.

FISCAL YEAR
Fund return: 24.50%
Benchmark return: 19.59% (S&P 500 Index); 24.63% (Russell Top 50 Mega Cap Index)

Explanation of fiscal year performance

For the 12-month period, the Blue Chip Fund returned 24.50%, outperforming the S&P 500 Index. The Fund’s focus on mega-cap stocks improved relative performance during the period, as the largest stocks generally outperformed smaller stocks within the benchmark. The Fund’s roughly equal weight design also improved relative results. Maintaining a roughly equal weight portfolio created overweightings in some strong-performing smaller stocks in the mega-cap category.

From a sector perspective, the Fund’s allocation effect was positive. Underweightings in the Utilities, Real Estate, and Consumer Discretionary sectors added the most to relative performance. The Fund’s stock selection effect was also strongly positive. Holdings in the Financials, Information Technology, and Consumer Discretionary sectors made the largest positive contributions to relative results.

OMNI SMALL-CAP VALUE ETF

FIRST QUARTER 2023
Fund return: 1.54%
Benchmark Return: 3.18% (Russell 2000 Value Index)3

Explanation of quarterly performance:

For the quarter, the EA Bridgeway Omni Small-Cap Value ETF returned 1.54%, underperforming the Russell 2000 Value Index. The Fund’s tilt toward deeper value stocks across multiple valuation metrics had a negative effect on relative returns during the quarter. The Fund’s tilt toward smaller stocks in the small-cap value universe also detracted from relative performance.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. The lack of exposure to both REITs and Utilities stocks benefited relative performance during the quarter. However, a greater-than-benchmark exposure to Financials stocks detracted from relative returns.

FISCAL YEAR :
Fund return: 4.41%
Benchmark Return: 6.01% (Russell 2000 Value Index)

Explanation of fiscal year performance :

For the 12-month period, the EA Bridgeway Omni Small-Cap Value ETF returned 4.41%, underperforming the Russell 2000 Value Index. The Fund’s tilt toward deeper value stocks across multiple valuation metrics positively contributed to relative performance during the period. The Fund’s tilt toward smaller stocks in the small-cap value hurt relative results.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. The lack of exposure to these stocks benefited relative returns as both sectors underperformed the benchmark. However, a greater-than-benchmark exposure to the Financials sector detracted from relative results as Financials stocks performed poorly during the period.

Past performance is no guarantee of future performance. Double-digit performance is attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future. Recent market volatility may affect performance so that current performance may be lower.

1.S&P 500 Index: is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains.
2.Russell Top 50 Mega Cap Index: It measures the performance of the largest companies in the Russell 3000 Index.
3.Russell 2000 Value Index: A small-cap U.S. stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index.
4.On or about October 17, 2022, the BBLU Fund acquired the assets and assumed the then-existing known liabilities of the Predecessor Fund, and the BBLU Fund is expected to be the performance successor of the reorganization. This means that the Predecessor Fund’s performance and financial history will be used by the Fund going forward from the date of the reorganization. In the reorganization, former shareholders of the Predecessor Fund received shares of the Fund.
5.On or about March 13, 2023, the BSVO Fund acquired the assets and assumed the then-existing known liabilities of the Predecessor Fund, and the BSVO Fund is expected to be the performance successor of the reorganization. This means that the Predecessor Fund’s performance and financial history will be used by the Fund going forward from the date of the reorganization. In the reorganization, former shareholders of the Predecessor Fund received shares of the Fund.

Must be preceded or accompanied by a prospectus.

EA BRIDGEWAY BLUE CHIP ETF

Growth of $10,000 (Unaudited)*

	Average Annual Return*
				Since Conversion	Since Inception
	1 Year	5 Year	10 Year	(October 17,2022)	(July 31,1997)
EA Bridgway Blue Chip ETF - NAV	24.50%	13.68%	12.74%	29.09%	8.39%
EA Bridgway Blue Chip ETF - MKT	24.01%	13.59%	12.70%	28.56%	8.37%
S&P 500 Index	19.59%	12.31%	12.86%	21.00%	8.11%

See “Index Overview” section for a description of the Index.

*This chart assumes an initial gross investment of $10,000 made on July 31, 1997. Returns shown include the reinvestment of all dividends. Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The Fund converted from a mutual fund to an ETF on October 17, 2022.
The Fund has adopted the mutual fund’s prior performance for the periods before the conversion.

**The EA Bridgeway Blue Chip ETF - NAV does not appear on the graph as it is aligned so closely to the EA Bridgeway Blue Chip market return.

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF

Growth of $10,000 (Unaudited)*

	Average Annual Return*
				Since Conversion	Since Inception
	1 Year	5 Year	10 Year	(March 13, 2023)	(December 31, 2010)
EA Bridgway Omni Small-Cap Value ETF - NAV	4.41%	3.77%	7.73%	8.11%	8.38%
EA Bridgway Omni Small-Cap Value ETF - MKT	4.53%	3.80%	7.75%	8.10%	8.39%
Russell 2000 Value Total Return	6.01%	3.54%	7.29%	19.94%	7.88%

See “Index Overview” section for a description of the Index.

*This chart assumes an initial gross investment of $10,000 made on December 31, 2010. Returns shown include the reinvestment of all dividends. Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The Fund converted from a mutual fund to an ETF on March 13, 2023.
The Fund has adopted the mutual fund’s prior performance for the periods before the conversion.

**The EA Bridgeway Omni Small-Cap Value ETF - NAV does not appear on the graph as it is aligned very closely to the EA Bridgeway Omni Small-Cap Value market return.

INDEX OVERVIEW
June 30, 2023 (Unaudited)

S&P 500 Index

The S&P 500 Index is a stock market index tracking the performance of 500 large companies listed on stock exchanges in the United States.

Russell 2000® Value Index

The Russell 2000® Value Index is a “small-cap” U.S. equity index and is predominantly comprised of value stocks, meaning stocks issued by companies thought to be undervalued by the market relative to comparable companies.

EA BRIDGEWAY BLUE CHIP ETF
Tabular Presentation of Schedule of Investments
As of June 30, 2023 (Unaudited)

Sector[1]	% Net Assets
Information Technology	24.2%
Financials	16.8%
Communication Services	13.6%
Health Care	12.6%
Consumer Discretionary	11.1%
Consumer Staples	10.7%
Industrials	5.8%
Energy	4.9%
Other[3]	0.3%
Total	100.0%

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF
Tabular Presentation of Schedule of Investments
As of June 30, 2023 (Unaudited)

Sector[1]	% Net Assets
Financials	31.6%²
Industrials	16.3%
Consumer Discretionary	14.5%
Energy	11.4%
Materials	6.6%
Communication Services	5.3%
Consumer Staples	4.7%
Information Technology	4.6%
Health Care	3.3%
Real Estate	1.3%
Investment Companies	0.0%[4]
Preferred Stocks	0.0%[4]
Rights	0.0%[4]
Warrants	0.0%[4]
Other³	0.4%
Total	100.0%
1.Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment adviser’s internal sector classifications.
2.For purposes of the Fund’s compliance with its concentration limits, the Fund uses various sub-classifications and none of the Fund’s holdings in the sub-classifications exceed 25% of the Fund’s total assets.
3.Cash, cash equivalents, short-term investments, and other assets less liabilities.
4.Represents less than 0.05% of net assets.

EA BRIDGEWAY BLUE CHIP ETF
Schedule of Investments
June 30, 2023

Shares		Value
COMMON STOCKS - 99.7%
Aerospace & Defense - 2.5%
30,891	Raytheon Technologies Corp.	$3,026,082

Air Freight & Logistics - 3.3%
23,165	United Parcel Service, Inc. - Class B	4,152,326

Automobile Manufacturers - 3.9%
18,699	Tesla, Inc. (a)	4,894,837

Broadline Retail - 2.4%
23,247	Amazon.com, Inc. (a)	3,030,479

Cable & Satellite - 2.4%
70,990	Comcast Corp. - Class A	2,949,635

Communications Equipment - 2.4%
58,272	Cisco Systems, Inc.	3,014,993

Consumer Staples Merchandise Retail - 2.5%
19,357	Walmart, Inc.	3,042,533

Diversified Banks - 8.3%
103,959	Bank of America Corp.	2,982,584
29,496	JPMorgan Chase & Co.	4,289,898
70,452	Wells Fargo & Co.	3,006,891
		10,279,373
Home Improvement Retail - 2.4%
9,695	Home Depot, Inc.	3,011,655

Household Products - 3.3%
26,915	Procter & Gamble Co.	4,084,082

Integrated Oil & Gas - 4.9%
19,170	Chevron Corp.	3,016,400
28,063	Exxon Mobil Corp.	3,009,757
		6,026,157
Integrated Telecommunication Services - 2.4%
80,947	Verizon Communications, Inc.	3,010,419

Interactive Media & Services - 6.4%
12,489	Alphabet, Inc. - Class A (a)	1,494,933
12,396	Alphabet, Inc. - Class C (a)	1,499,544
The accompanying notes are an integral part of these financial statements.

EA BRIDGEWAY BLUE CHIP ETF
Schedule of Investments (Continued)
June 30, 2023

Shares		Value
17,293	Meta Platforms, Inc. - Class A (a)	$4,962,745
		7,957,222
Managed Health Care - 2.4%
6,249	UnitedHealth Group, Inc.	3,003,519

Movies & Entertainment - 2.4%
33,917	Walt Disney Co. (a)	3,028,110

Multi-Sector Holdings - 2.4%
8,689	Berkshire Hathaway, Inc. - Class B (a)	2,962,949

Pharmaceuticals - 10.2%
7,707	Eli Lilly & Co.	3,614,429
18,170	Johnson & Johnson	3,007,498
26,262	Merck & Co., Inc.	3,030,372
82,594	Pfizer, Inc.	3,029,548
		12,681,847
Restaurants - 2.4%
10,127	McDonald’s Corp.	3,021,998

Semiconductors - 11.3%
3,471	Broadcom, Inc.	3,010,850
90,374	Intel Corp.	3,022,107
11,844	NVIDIA Corp.	5,010,249
25,329	Qualcomm, Inc.	3,015,164
		14,058,370
Soft Drinks & Non-alcoholic Beverages - 4.9%
50,205	Coca-Cola Co.	3,023,345
16,226	PepsiCo, Inc.	3,005,380
		6,028,725
Systems Software - 6.5%
14,624	Microsoft Corp.	4,980,057
25,544	Oracle Corp.	3,042,035
		8,022,092
Technology Hardware, Storage & Peripherals - 4.0%
25,804	Apple, Inc.	5,005,202

Transaction & Payment Processing Services - 6.1%
7,695	Mastercard, Inc. - Class A	3,026,444
19,107	Visa, Inc. - Class A	4,537,530
		7,563,974
	TOTAL COMMON STOCKS (Cost $57,641,032)	123,856,579
The accompanying notes are an integral part of these financial statements.

EA BRIDGEWAY BLUE CHIP ETF
Schedule of Investments (Continued)
June 30, 2023

Shares		Value
MONEY MARKET FUNDS - 0.3%
431,832	First American Government Obligations Fund - Class X, 5.01% (b)	$431,832
	TOTAL MONEY MARKET FUNDS (Cost $431,832)	431,832

	TOTAL INVESTMENTS (Cost $58,072,864) - 100.0	124,288,411
	Other Liabilities in Excess of Assets - (0.0%)	(23,688)
	TOTAL NET ASSETS - 100.0%	$124,264,723

Percentages are stated as a percent of net assets.
(a) Non-income producing security.
(b)Rate shown is the 7-day effective yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.
The accompanying notes are an integral part of these financial statements.

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF
Schedule of Investments (Continued)
June 30, 2023

Shares		Value
COMMON STOCKS - 99.5%
Advertising - 0.7%
723,111	Advantage Solutions, Inc. (a)	$1,692,080
122,723	comScore, Inc. (a)	99,406
240,512	Fluent, Inc. (a)	150,657
132,385	Thryv Holdings, Inc. (a)	3,256,671
		5,198,814
Aerospace & Defense - 0.2%
4,834	SIFCO Industries, Inc. (a)	11,892
23,571	V2X, Inc. (a)	1,168,179
		1,180,071
Agricultural & Farm Machinery - 0.2%
143,916	Titan International, Inc. (a)	1,652,156

Agricultural Products & Services - 0.6%
10,763	Alico, Inc.	274,026
169,716	Fresh Del Monte Produce, Inc. ADR (b)	4,363,398
		4,637,424
Air Freight & Logistics - 0.4%
157,502	Air Transport Services Group, Inc. (a)	2,972,063
46,781	Radiant Logistics, Inc. (a)	314,368
		3,286,431
Alternative Carriers - 1.2%
178,539	EchoStar Corp. - Class A (a)	3,095,866
98,185	Liberty Latin America Ltd. - Class A ADR (a)(b)	859,119
605,404	Liberty Latin America Ltd. - Class C ADR (a)(b)	5,218,582
		9,173,567
Aluminum - 0.3%
246,880	Century Aluminum Co. (a)	2,152,794

Apparel Retail - 1.9%
144,215	Abercrombie & Fitch Co. - Class A (a)	5,434,021
91,407	Caleres, Inc.	2,187,370
30,741	Cato Corp. - Class A	246,850
303,174	Chico's FAS, Inc. (a)	1,621,981
153,828	Designer Brands, Inc. - Class A	1,553,663
60,378	Duluth Holdings, Inc. - Class B (a)	379,174
67,946	Shoe Carnival, Inc.	1,595,372
109,854	Tilly's, Inc. - Class A (a)	770,077
56,744	Zumiez, Inc. (a)	945,355
		14,733,863
Apparel, Accessories & Luxury Goods - 0.6%
27,505	Delta Apparel, Inc. (a)	288,252
114,855	G-III Apparel Group Ltd. (a)	2,213,256
700	Jerash Holdings US, Inc.	2,604
The accompanying notes are an integral part of these financial statements.

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF
Schedule of Investments (Continued)
June 30, 2023

Shares		Value
8,773	Lakeland Industries, Inc.	$126,243
66,679	Movado Group, Inc.	1,788,998
12,869	Superior Group of Cos., Inc.	120,196
78,548	Vera Bradley, Inc. (a)	501,922
4,223	Vince Holding Corp. (a)	12,289
		5,053,760

Application Software - 0.4%
76,462	Cleanspark, Inc. (a)	328,022
93,284	Ebix, Inc.	2,350,757
33,296	NetSol Technologies, Inc. (a)	78,579
		2,757,358
Asset Management & Custody Banks - 0.4%
5,901	Hennessy Advisors, Inc.	41,779
36,840	US Global Investors, Inc. - Class A	112,730
14,736	Virtus Investment Partners, Inc.	2,909,918
17,556	Westwood Holdings Group, Inc.	217,694
		3,282,121
Automobile Manufacturers - 0.8%
93,072	Winnebago Industries, Inc.	6,206,972

Automotive Parts & Equipment - 1.5%
398,458	American Axle & Manufacturing Holdings, Inc. (a)	3,295,247
93,109	China Automotive Systems, Inc. (a)	458,095
63,812	Kandi Technologies Group, Inc. (a)	252,695
49,060	Modine Manufacturing Co. (a)	1,619,960
79,343	Patrick Industries, Inc.	6,347,440
3,534	Strattec Security Corp. (a)	64,319
		12,037,756
Automotive Retail - 0.8%
21,212	Lazydays Holdings, Inc. (a)	245,211
49,651	OneWater Marine, Inc. - Class A (a)(c)	1,799,352
45,175	RumbleON, Inc. - Class B (a)(c)	558,363
79,191	Sonic Automotive, Inc. - Class A	3,775,035
		6,377,961
Biotechnology - 0.7%
40,434	Carisma Therapeutics, Inc. (c)	354,606
101,304	iTeos Therapeutics, Inc. (a)	1,341,265
98,952	Ovid therapeutics, Inc. (a)	324,563
155,375	Vanda Pharmaceuticals, Inc. (a)	1,023,921
49,776	XBiotech, Inc. ADR (a)(b)	295,669
228,373	Zymeworks, Inc. (a)	$1,973,143
		5,313,167
Broadcasting - 0.9%
283,406	Entravision Communications Corp. - Class A	1,244,152
The accompanying notes are an integral part of these financial statements.

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF
Schedule of Investments (Continued)
June 30, 2023

Shares		Value
117,842	E.W. Scripps Co. - Class A (a)	$1,078,254
14,836	Saga Communications, Inc. - Class A	316,897
42,308	Salem Media Group, Inc. (a)	40,523
201,687	Sinclair, Inc.	2,787,314
49,688	Townsquare Media, Inc. - Class A	591,784
103,086	Urban One, Inc. (a)	618,516
		6,677,440
Broadline Retail - 0.3%
7,489	Dillard's, Inc. - Class A	2,443,511

Building Products - 1.5%
57,944	American Woodmark Corp. (a)	4,425,183
36,340	Apogee Enterprises, Inc.	1,725,060
69,075	AZZ, Inc.	3,002,000
97,636	Quanex Building Products Corp.	2,621,527
		11,773,770
Cargo Ground Transportation - 1.7%
62,665	ArcBest Corp.	6,191,302
77,131	Covenant Logistics Group, Inc.	3,380,652
101,519	Daseke, Inc. (a)	723,830
39,274	P.A.M. Transportation Services, Inc. (a)	1,051,365
63,834	Universal Logistics Holdings, Inc.	1,839,058
		13,186,207
Casinos & Gaming - 0.3%
50,028	Bally's Corp. (a)	778,436
51,743	Century Casinos, Inc. (a)	367,375
36,340	Golden Entertainment, Inc. (a)	1,519,012
		2,664,823
Coal & Consumable Fuels - 1.1%
98,385	CONSOL Energy, Inc.	6,671,487
151,095	Hallador Energy Co. (a)	1,294,884
23,821	NACCO Industries, Inc. - Class A	825,636
		8,792,007
Commercial & Residential Mortgage Finance - 2.1%
21,902	Federal Agricultural Mortgage Corp. - Class C	3,148,193
183,568	Guild Holdings Co. - Class A (a)	2,085,332
100,981	loanDepot, Inc. - Class A (a)	214,080
109,176	Merchants Bancorp	2,792,722
188,677	NMI Holdings, Inc. - Class A (a)	4,871,640
29,292	Ocwen Financial Corp. (a)	877,881
30,923	Security National Financial Corp. - Class A (a)	274,287
The accompanying notes are an integral part of these financial statements.

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF
Schedule of Investments (Continued)
June 30, 2023

Shares		Value
94,601	Velocity Financial, Inc. (a)	$1,090,750
50,576	Waterstone Financial, Inc.	732,846
		16,087,731
Commercial Printing - 0.4%
128,424	Deluxe Corp.	2,244,852
190,226	Quad/Graphics, Inc. (a)	715,250
		2,960,102
Commodity Chemicals - 2.1%
102,386	AdvanSix, Inc.	3,581,462
24,913	Core Molding Technologies, Inc. (a)	566,771
64,812	Koppers Holdings, Inc.	2,210,089
310,510	Kronos Worldwide, Inc.	2,710,752
152,472	Mativ Holdings, Inc.	2,305,377
381,025	Tronox Holdings PLC ADR (b)	4,842,828
		16,217,279
Communications Equipment - 0.8%
59,055	Comtech Telecommunications Corp.	539,763
166,786	NetScout Systems, Inc. (a)	5,162,027
73,769	Network-1 Technologies, Inc.	170,406
47,342	TESSCO Technologies, Inc. (a)	423,711
		6,295,907
Construction & Engineering - 1.2%
207,139	Concrete Pumping Holdings, Inc. (a)	1,663,326
6,101	Limbach Holdings, Inc. (a)	150,878
15,436	MYR Group, Inc. (a)	2,135,416
29,999	Northwest Pipe Co. (a)	907,170
170,054	Orion Group Holdings, Inc. (a)	477,852
63,612	Sterling Infrastructure, Inc. (a)	3,549,550
102,552	Tutor Perini Corp. (a)	733,247
		9,617,439
Construction Machinery & Heavy Transportation Equipment - 0.5%
114,575	Manitowoc Co., Inc. (a)	2,157,447
125,157	REV Group, Inc.	1,659,582
		3,817,029
Consumer Electronics - 0.4%
441,250	GoPro, Inc. - Class A (a)	1,826,775
4,545	Koss Corp. (a)	16,817
29,556	Universal Electronics, Inc. (a)	284,329
51,207	VOXX International Corp. (a)	639,063
		2,766,984
Consumer Finance - 3.4%
11,944	Atlanticus Holdings Corp. (a)	501,767
92,346	Bread Financial Holdings, Inc.	2,898,741
96,985	Consumer Portfolio Services, Inc. (a)	1,131,815
The accompanying notes are an integral part of these financial statements.

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF
Schedule of Investments (Continued)
June 30, 2023

Shares		Value
57,964	Encore Capital Group, Inc. (a)	$2,818,210
85,098	Enova International, Inc. (a)	4,520,406
220,875	EZCORP, Inc. - Class A (a)(c)	1,850,933
98,185	Green Dot Corp. - Class A (a)	1,839,987
271,918	Navient Corp.	5,052,236
19,637	Nicholas Financial, Inc. ADR (a)(b)	98,480
41,541	Oportun Financial Corp. (a)	248,000
113,392	PROG Holdings, Inc. (a)	3,642,151
28,572	Regional Management Corp.	871,446
10,702	World Acceptance Corp. (a)	1,434,175
		26,908,347
Data Processing & Outsourced Services - 0.2%
357,254	Conduent, Inc. (a)	1,214,664
87,883	StarTek, Inc. (a)	256,618
		1,471,282
Distributors - 0.1%
1,917	AMCON Distributing Co.	389,151
22,104	Weyco Group, Inc.	589,956
		979,107
Diversified Banks - 0.1%
17,103	Bank of N.T. Butterfield & Son Ltd. ADR (b)	467,938

Diversified Support Services - 0.6%
65,416	Civeo Corp. ADR (a)(b)	1,274,304
88,040	Matthews International Corp. - Class A	3,752,265
		5,026,569
Education Services - 1.8%
76,581	Adtalem Global Education, Inc. (a)	2,629,792
253,381	Chegg, Inc. (a)	2,250,023
141,360	Lincoln Educational Services Corp. (a)	952,766
244,146	Perdoceo Education Corp. (a)	2,995,671
57,944	Strategic Education, Inc.	3,930,921
145,894	Universal Technical Institute, Inc. (a)	1,008,128
		13,767,301
Electrical Components & Equipment - 0.3%
211,073	CBAK Energy Technology, Inc. (a)(c)	257,509
3,534	LSI Industries, Inc.	44,387
10,435	Preformed Line Products Co.	1,628,904
1,500	Servotronics, Inc. (a)	20,063
24,571	Ultralife Corp. (a)	118,924
		2,069,787
Electronic Components - 0.2%
28,744	Bel Fuse, Inc. - Class B	1,650,193
The accompanying notes are an integral part of these financial statements.

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF
Schedule of Investments (Continued)
June 30, 2023

Shares		Value
Electronic Equipment & Instruments - 0.1%
77,478	Daktronics, Inc. (a)	$495,859

Electronic Manufacturing Services - 1.1%
88,450	Benchmark Electronics, Inc.	2,284,664
56,077	Kimball Electronics, Inc. (a)	1,549,408
370,554	TTM Technologies, Inc. (a)	5,150,701
		8,984,773
Environmental & Facilities Services - 0.4%
183,368	BrightView Holdings, Inc. (a)	1,316,582
222,383	Enviri Corp. (a)	2,194,920
		3,511,502
Fertilizers & Agricultural Chemicals - 0.2%
101,119	American Vanguard Corp.	1,806,997

Food Distributors - 1.4%
113,626	Andersons, Inc.	5,243,840
115,637	SpartanNash Co.	2,602,989
170,432	United Natural Foods, Inc. (a)	3,331,946
		11,178,775
Food Retail - 1.4%
61,323	Ingles Markets, Inc. - Class A	5,068,346
51,143	Natural Grocers by Vitamin Cottage, Inc. - Class C	627,013
38,933	Village Super Market, Inc. - Class A	888,451
65,379	Weis Markets, Inc.	4,197,986
		10,781,796
Footwear - 0.0% (d)
5,083	Rocky Brands, Inc.	106,743

Gold - 0.0% (d)
17,670	Caledonia Mining Corp. PLC ADR (b)(c)	205,325

Health Care Distributors - 1.2%
387,887	AdaptHealth Corp. (a)	4,720,585
2,567	Great Elm Group, Inc. (a)	5,262
229,672	Owens & Minor, Inc. (a)	4,372,955
		9,098,802
Health Care Equipment - 0.0% (d)
10,235	FONAR Corp. (a)	175,019

Health Care Services - 0.4%
8,368	American Shared Hospital Services (a)	21,384
84,492	Fulgent Genetics, Inc. (a)	3,128,739
		3,150,123
The accompanying notes are an integral part of these financial statements.

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF
Schedule of Investments (Continued)
June 30, 2023

Shares		Value
Health Care Supplies - 0.4%
137,195	Avanos Medical, Inc. (a)	$3,506,704

Health Care Technology - 0.1%
27,905	CareCloud, Inc. (a)	82,320
395,498	Multiplan Corp. (a)	834,501
		916,821
Home Furnishings - 0.8%
17,639	Bassett Furniture Industries, Inc.	265,291
42,808	Ethan Allen Interiors, Inc.	1,210,610
15,336	Flexsteel Industries, Inc.	302,273
15,636	Hooker Furnishings Corp.	291,768
128,024	La-Z-Boy, Inc.	3,666,607
12,419	Live Ventures, Inc. (a)	330,966
		6,067,515
Homebuilding - 2.0%
110,546	Beazer Homes USA, Inc. (a)	3,127,346
19,977	Hovnanian Enterprises, Inc. - Class A (a)	1,981,918
75,676	Landsea Homes Corp. (a)	706,814
29,535	Legacy Housing Corp. (a)	684,917
85,898	M/I Homes, Inc. (a)	7,489,447
54,951	Tri Pointe Homes, Inc. (a)	1,805,690
		15,796,132
Homefurnishing Retail - 0.4%
117,822	Aaron's Co., Inc.	1,666,003
55,636	Haverty Furniture Cos., Inc.	1,681,320
		3,347,323
Hotels, Resorts & Cruise Lines - 0.2%
49,404	Bluegreen Vacations Holding Corp.	1,761,253

Human Resource & Employment Services - 0.6%
51,943	Asure Software, Inc. (a)	631,627
46,537	Heidrick & Struggles International, Inc.	1,231,834
65,239	Kelly Services, Inc. - Class A	1,148,859
87,633	TrueBlue, Inc. (a)	1,551,980
		4,564,300
Industrial Machinery & Supplies & Components - 0.4%
12,206	Eastern Co.	220,807
19,042	Hurco Cos., Inc.	412,259
7,936	L.S. Starrett Co. - Class A (a)	82,931
39,484	Mayville Engineering Co., Inc. (a)	491,971
122,323	NN, Inc. (a)	292,352
7,518	Park-Ohio Holdings Corp.	142,842
The accompanying notes are an integral part of these financial statements.

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF
Schedule of Investments (Continued)
June 30, 2023

Shares		Value
36,727	Proto Labs, Inc. (a)	$1,283,976
		2,927,138
Insurance Brokers - 0.0% (d)
101	Crawford & Co. - Class B	948
6,201	Crawford & Co. - Class A	68,769
15,336	GoHealth, Inc. - Class A (a)	302,273
		371,990
Integrated Telecommunication Services - 0.4%
52,759	ATN International, Inc.	1,930,979
322,940	Consolidated Communications Holdings, Inc. (a)	1,236,860
		3,167,839
Interactive Media & Services - 0.0% (d)
3,526	DHI Group, Inc. (a)	13,505

Investment Banking & Brokerage - 0.7%
34,373	Greenhill & Co., Inc.	503,564
28,791	Oppenheimer Holdings, Inc. - Class A	1,156,822
48,928	StoneX Group, Inc. (a)	4,064,938
		5,725,324
IT Consulting & Other Services - 0.0% (d)
20,787	Computer Task Group, Inc. (a)	158,189
18,670	WidePoint Corp. (a)	34,726
		192,915
Leisure Products - 0.9%
15,736	American Outdoor Brands, Inc. (a)	136,588
87,583	AMMO, Inc. (a)	186,552
37,307	JAKKS Pacific, Inc. (a)	745,021
171,358	Smith & Wesson Brands, Inc.	2,234,508
138,347	Vista Outdoor, Inc. (a)	3,828,061
		7,130,730
Life & Health Insurance - 0.4%
94,291	Citizens, Inc. (a)	227,241
7,317	National Western Life Group, Inc. - Class A	3,040,653
		3,267,894
Marine Transportation - 1.8%
236,661	Costamare, Inc. ADR (b)	2,288,512
31,600	Eagle Bulk Shipping, Inc. ADR (b)(c)	1,518,064
140,475	Eneti, Inc. ADR (b)	1,701,152
174,066	Genco Shipping & Trading Ltd. ADR (b)	2,442,146
433,466	Golden Ocean Group Ltd. ADR (b)	3,272,668
230,510	Pangaea Logistics Solutions Ltd. ADR (b)(c)	1,560,553
353,600	Safe Bulkers, Inc. ADR (b)	1,152,736
		13,935,831
The accompanying notes are an integral part of these financial statements.

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF
Schedule of Investments (Continued)
June 30, 2023

Shares		Value
Movies & Entertainment - 0.5%
109,554	Marcus Corp.	$1,624,686
92,325	Sphere Entertainment Co. (a)	2,528,782
		4,153,468
Multi-line Insurance - 0.3%
1,204	Atlantic American Corp. (a)	2,324
89,432	Horace Mann Educators Corp.	2,652,553
		2,654,877
Office Services & Supplies - 0.5%
229,510	ACCO Brands Corp.	1,195,747
173,466	ARC Document Solutions, Inc.	562,030
1,500	CompX International, Inc.	32,700
105,820	NL Industries, Inc.	585,185
203,353	Steelcase, Inc. - Class A	1,567,852
		3,943,514
Oil & Gas Drilling - 0.1%
8,261	Nabors Industries Ltd. ADR (a)(b)	768,521

Oil & Gas Equipment & Services - 2.1%
292,255	Archrock, Inc.	2,995,614
25,616	Bristow Group, Inc. (a)	735,948
15,332	DMC Global, Inc. (a)	272,296
6,001	Energy Services of America Corp.	17,403
6,901	Forum Energy Technologies, Inc. (a)	176,597
444,312	Helix Energy Solutions Group, Inc. (a)	3,279,023
25,616	Mammoth Energy Services, Inc. (a)	123,725
60,678	Natural Gas Services Group, Inc. (a)	600,712
13,269	NCS Multistage Holdings, Inc. (a)	234,994
260,149	Newpark Resources, Inc. (a)	1,360,579
241,346	Oil States International, Inc. (a)	1,802,855
38,619	Ranger Energy Services, Inc. (a)	395,459
50,028	RPC, Inc.	357,700
75,703	SEACOR Marine Holdings, Inc. (a)	865,285
98,185	Smart Sand, Inc. (a)	161,023
254,748	US Silica Holdings, Inc. (a)	3,090,093
		16,469,306
Oil & Gas Exploration & Production - 2.1%
76,075	Amplify Energy Corp. (a)	515,028
34,373	Barnwell Industries, Inc.	87,655
993	Battalion Oil Corp. (a)	5,670
263,925	Berry Corp.	1,815,804
58,911	Epsilon Energy Ltd. ADR (b)	314,585
41,041	PEDEVCO Corp. (a)	37,553
87,733	PHX Minerals, Inc.	273,727
The accompanying notes are an integral part of these financial statements.

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF
Schedule of Investments (Continued)
June 30, 2023

Shares		Value
1,767	PrimeEnergy Resources Corp. (a)	$162,617
20,337	Riley Exploration Permian, Inc.	726,438
256,865	Ring Energy, Inc. (a)	439,239
158,031	SandRidge Energy, Inc.	2,409,973
63,776	SilverBow Resources, Inc. (a)	1,857,157
368,241	Talos Energy, Inc. (a)	5,107,503
14,736	US Energy Corp.	20,925
208,606	VAALCO Energy, Inc.	784,359
44,175	Vital Energy, Inc. (a)	1,994,501
		16,552,734
Oil & Gas Refining & Marketing - 2.0%
12,669	Adams Resources & Energy, Inc.	445,315
246,357	Delek US Holdings, Inc.	5,900,250
126,247	Par Pacific Holdings, Inc. (a)	3,359,433
49,268	REX American Resources Corp. (a)	1,715,019
209,512	World Kinect Corp.	4,332,708
		15,752,725
Oil & Gas Storage & Transportation - 4.0%
141,351	Ardmore Shipping Corp. ADR (b)	1,745,685
473,953	DHT Holdings, Inc. ADR (b)	4,042,819
145,323	Dorian LPG Ltd. ADR (b)	3,727,535
134,928	Frontline PLC ADR (b)	1,960,504
243,836	Golar LNG Ltd. ADR (b)	4,918,172
32,899	International Seaways, Inc. ADR (b)	1,258,058
285,570	Overseas Shipholding Group, Inc. - Class A (a)	1,190,827
68,082	Scorpio Tankers, Inc. ADR (b)	3,215,513
476,902	SFL Corp. Ltd. ADR (b)	4,449,496
461,387	Teekay Corp. ADR (a)(b)	2,786,777
50,028	Teekay Tankers Ltd. - Class A ADR (b)	1,912,570
		31,207,956
Other Specialty Retail - 1.3%
78,548	Big 5 Sporting Goods Corp. (c)	719,500
30,939	Hibbett, Inc.	1,122,776
69,063	MarineMax, Inc. (a)	2,359,192
126,335	ODP Corp. (a)	5,915,005
		10,116,473
Packaged Foods & Meats - 0.8%
24,988	Seneca Foods Corp. - Class A (a)	816,608
103,886	TreeHouse Foods, Inc. (a)	5,233,777
19,637	Whole Earth Brands, Inc. (a)	78,941
		6,129,326
Paper & Plastic Packaging Products & Materials - 0.3%
340,736	Pactiv Evergreen, Inc.	2,579,372
The accompanying notes are an integral part of these financial statements.

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF
Schedule of Investments (Continued)
June 30, 2023

Shares		Value
Paper Products - 0.5%
72,697	Clearwater Paper Corp. (a)	$2,276,870
73,647	Glatfelter Corp. (a)	222,414
191,386	Mercer International, Inc.	1,544,485
		4,043,769
Passenger Airlines - 1.6%
49,776	Allegiant Travel Co. (a)	6,285,713
150,844	SkyWest, Inc. (a)	6,142,368
		12,428,081
Personal Care Products - 0.5%
82,983	Edgewell Personal Care Co.	3,428,028
58,911	Lifevantage Corp.	256,263
4,434	Mannatech, Inc.	55,203
16,503	Natural Alternatives International, Inc. (a)	122,452
5,351	Nature's Sunshine Products, Inc. (a)	73,041
		3,934,987
Pharmaceuticals - 0.5%
201,319	Assertio Holdings, Inc. (a)	1,091,149
192,893	Innoviva, Inc. (a)	2,455,528
2,967	ProPhase Labs, Inc. (a)(c)	21,540
		3,568,217
Property & Casualty Insurance - 2.5%
117,822	Ambac Financial Group, Inc. (a)	1,677,785
81,176	Argo Group International Holdings Ltd. ADR (b)	2,403,621
86,016	Donegal Group, Inc. - Class A	1,241,211
40,004	Employers Holdings, Inc.	1,496,550
8,835	Hallmark Financial Services, Inc. (a)	49,476
40,782	Heritage Insurance Holdings, Inc. (a)	157,011
3,534	Investors Title Co.	515,964
76,888	James River Group Holdings Ltd. ADR (b)	1,403,975
97,685	Mercury General Corp.	2,956,925
58,225	Stewart Information Services Corp.	2,395,377
120,456	Tiptree, Inc.	1,808,045
63,345	United Fire Group, Inc.	1,435,398
126,814	Universal Insurance Holdings, Inc.	1,956,740
		19,498,078
Publishing - 0.8%
602,937	Gannett Co., Inc. (a)	1,356,608
118,889	Scholastic Corp.	4,623,593
		5,980,201
Real Estate Development - 0.5%
29,372	AMREP Corp. (a)	526,834
141,339	Forestar Group, Inc. (a)	3,187,194
		3,714,028
The accompanying notes are an integral part of these financial statements.

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF
Schedule of Investments (Continued)
June 30, 2023

Shares		Value
Real Estate Services - 0.7%
265,768	Anywhere Real Estate, Inc. (a)	$1,775,330
506,558	Newmark Group, Inc. - Class A	3,150,791
39,137	REX Holdings, Inc. - Class A	753,779
		5,679,900
Regional Banks - 20.6%
57,744	1st Source Corp.	2,421,206
32,306	ACNB Corp.	1,071,590
84,846	Amalgamated Financial Corp.	1,365,172
25,366	Amerant Bancorp, Inc.	436,042
30,439	American National Bankshares, Inc.	882,122
64,812	AmeriServ Financial, Inc.	164,622
7,868	Ames National Corp. (c)	141,860
20,357	Arrow Financial Corp.	409,990
7,242	Auburn National BanCorp, Inc.	155,268
7,968	Bank of Marin Bancorp	140,795
13,769	Bank of the James Financial Group, Inc.	127,776
22,704	Bank7 Corp.	556,929
136,555	BankUnited, Inc.	2,942,760
13,769	Bankwell Financial Group, Inc.	335,688
25,872	Banner Corp.	1,129,830
29,980	Bar Harbor Bankshares	738,707
22,727	BayCom Corp.	379,086
49,976	BCB Bancorp, Inc.	586,718
93,930	Berkshire Hills Bancorp, Inc.	1,947,169
41,537	Blue Ridge Bankshares, Inc.	367,602
7,507	Bridgewater Bancshares, Inc. (a)	73,944
141,963	Brookline Bancorp, Inc.	1,240,757
34,373	Business First Bancshares, Inc.	518,001
90,023	Byline Bancorp, Inc.	1,628,516
9,337	C&F Financial Corp. (c)	501,397
5,083	California BanCorp (a)	76,245
15,354	Cambridge Bancorp	833,876
17,191	Camden National Corp.	532,405
63,462	Capital Bancorp, Inc.	1,148,662
27,005	Capital City Bank Group, Inc.	827,433
231,278	Capitol Federal Financial, Inc.	1,426,985
60,633	Carter Bankshares, Inc. (a)	896,762
22,504	CB Financial Services, Inc.	457,281
58,911	Central Pacific Financial Corp.	925,492
31,549	Central Valley Community Bancorp	487,432
1,967	CF Bankshares, Inc.	29,898
14,533	Chemung Financial Corp. (c)	558,213
18,670	ChoiceOne Financial Services, Inc. (c)	429,410
The accompanying notes are an integral part of these financial statements.

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF
Schedule of Investments (Continued)
June 30, 2023

Shares		Value
39,774	Citizens Community Bancorp, Inc.	$352,000
1,448	Citizens Financial Services, Inc.	107,828
3,367	Citizens Holding Co.	41,077
34,194	Civista Bancshares, Inc.	594,976
47,142	CNB Financial Corp.	832,056
37,278	Codorus Valley Bancorp, Inc.	731,022
24,571	Colony Bankcorp, Inc.	231,459
27,845	Community Financial Corp. (c)	754,321
44,075	Community Trust Bancorp, Inc.	1,567,748
28,293	Community West Bancshares	346,872
124,890	CrossFirst Bankshares, Inc. (a)	1,248,900
50,616	Dime Community Bancshares, Inc.	892,360
15,736	Eagle Bancorp Montana, Inc.	208,187
39,549	Enterprise Bancorp, Inc.	1,144,548
200	Enterprise Financial Services Corp.	7,820
58,211	Equity Bancshares, Inc. - Class A	1,326,047
32,506	ESSA Bancorp, Inc.	485,965
3,046	Evans Bancorp, Inc. (c)	75,937
61,459	Farmers National Banc Corp. (c)	760,248
106,469	FB Financial Corp.	2,986,455
45,475	Financial Institutions, Inc.	715,777
14,736	Finwise Bancorp (a)	131,887
4,934	First Bancorp, Inc.	120,094
63,472	First Bancshares, Inc.	1,640,116
41,863	First Bank	434,538
130,458	First Busey Corp.	2,622,206
31,914	First Business Financial Services, Inc.	941,144
9,835	First Capital, Inc.	304,098
142,360	First Commonwealth Financial Corp.	1,800,854
20,237	First Community Bankshares, Inc.	601,646
25,338	First Community Corp. (c)	439,868
147,261	First Financial Bancorp	3,010,015
31,591	First Financial Corp.	1,025,760
20,337	First Financial Northwest, Inc.	231,232
35,880	First Foundation, Inc.	142,444
29,185	First Guaranty Bancshares, Inc.	328,331
102,655	First Merchants Corp.	2,897,951
41,141	First Mid Bancshares, Inc.	993,144
9,335	First National Corp.	155,054
11,902	First Northwest Bancorp	135,445
25,014	First of Long Island Corp.	300,668
23,171	First Savings Financial Group, Inc.	305,857
12,494	First United Corp.	178,164
4,934	First US Bancshares, Inc.	42,087
The accompanying notes are an integral part of these financial statements.

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF
Schedule of Investments (Continued)
June 30, 2023

Shares		Value
20,465	First Western Financial, Inc. (a)	$380,649
90,917	FNCB Bancorp, Inc.	539,138
21,604	Franklin Financial Services Corp.	599,295
23,612	FS Bancorp, Inc.	710,013
37,182	FVCBankcorp, Inc. (a)	400,450
21,904	Great Southern Bancorp, Inc.	1,111,190
16,908	Guaranty Bancshares, Inc.	457,869
35,172	Hanmi Financial Corp.	525,118
53,577	HarborOne Bancorp, Inc.	465,048
18,779	Hawthorn Bancshares, Inc.	337,085
102,667	Heritage Commerce Corp.	850,083
77,051	Heritage Financial Corp.	1,245,915
22,104	HMN Financial, Inc.	414,229
20,734	Home Bancorp, Inc.	688,576
15,636	HomeTrust Bancshares, Inc.	326,636
101,938	Hope Bancorp, Inc.	858,318
46,942	Horizon Bancorp, Inc.	488,666
64,312	Independent Bank Corp.	1,090,732
86,471	Independent Bank Group, Inc.	2,985,844
35,340	Investar Holding Corp.	427,967
66,546	Kearny Financial Corp.	469,149
143,698	Lakeland Bancorp, Inc.	1,924,116
8,908	Landmark Bancorp, Inc.	194,194
38,207	LCNB Corp.	563,935
155,932	Luther Burbank Corp.	1,390,913
8,835	Macatawa Bank Corp.	81,989
28,512	MainStreet Bancshares, Inc.	646,082
20,437	Malvern Bancorp, Inc. (a)	321,883
36,037	Mercantile Bank Corp.	995,342
34,635	Metrocity Bankshares, Inc.	619,620
24,443	Mid Penn Bancorp, Inc.	539,701
13,069	Middlefield Banc Corp.	350,249
50,159	Midland States Bancorp, Inc.	998,666
41,141	MidWestOne Financial Group, Inc.	879,183
26,333	Nicolet Bankshares, Inc. (a)	1,788,274
16,503	Northeast Bank	687,680
41,945	Northeast Community Bancorp, Inc.	624,142
107,401	Northfield Bancorp, Inc.	1,179,263
14,309	Northrim BanCorp, Inc.	562,773
321,154	Northwest Bancshares, Inc.	3,404,232
26,258	Oak Valley Bancorp (c)	661,439
156,592	OceanFirst Financial Corp.	2,445,967
89,350	OFG Bancorp ADR (b)	2,330,248
5,901	Ohio Valley Banc Corp.	144,575
The accompanying notes are an integral part of these financial statements.

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF
Schedule of Investments (Continued)
June 30, 2023

Shares		Value
12,569	Old Point Financial Corp.	$217,946
78,612	Old Second Bancorp, Inc.	1,026,673
34,373	OP Bancorp	289,764
51,369	Origin Bancorp, Inc.	1,505,112
17,367	Orrstown Financial Services, Inc.	332,578
36,299	Parke Bancorp, Inc.	616,720
67,180	Pathward Financial, Inc.	3,114,465
6,401	Patriot National Bancorp, Inc. (a)	54,729
35,640	PCB Bancorp	524,264
40,236	Peapack-Gladstone Financial Corp.	1,089,591
18,870	Penns Woods Bancorp, Inc.	472,316
104,018	Peoples Bancorp, Inc.	2,761,678
22,484	Peoples Bancorp of North Carolina, Inc.	409,883
20,837	Peoples Financial Services Corp.	912,452
39,274	Pioneer Bancorp, Inc. (a)	351,502
1,967	Plumas Bancorp	70,202
13,469	Ponce Financial Group, Inc. (a)	117,046
31,861	Preferred Bank/Los Angeles CA	1,752,036
37,406	Primis Financial Corp.	314,959
22,104	Princeton Bancorp, Inc.	603,881
27,505	Provident Bancorp, Inc. (c)	227,741
17,780	Provident Financial Holdings, Inc.	229,718
163,677	Provident Financial Services, Inc.	2,674,482
43,891	QCR Holdings, Inc.	1,800,848
36,318	RBB Bancorp	433,637
1,350	Red River Bancshares, Inc.	66,339
151,337	Renasant Corp.	3,954,436
43,701	Republic Bancorp, Inc. - Class A	1,857,293
34,373	Rhinebeck Bancorp, Inc. (a)	233,736
61,356	Riverview Bancorp, Inc.	309,234
105,564	S&T Bancorp, Inc.	2,870,285
3,333	Salisbury Bancorp, Inc.	78,959
76,679	Sandy Spring Bancorp, Inc.	1,739,080
26,016	SB Financial Group, Inc.	329,363
35,761	Shore Bancshares, Inc.	413,397
51,259	Sierra Bancorp	869,865
46,050	SmartFinancial, Inc.	990,536
10,035	Sound Financial Bancorp, Inc.	358,551
73,647	South Plains Financial, Inc.	1,657,794
10,235	Southern First Bancshares, Inc. (a)	253,316
14,026	Southern Missouri Bancorp, Inc.	539,300
5,090	Southern States Bancshares, Inc. (c)	107,399
18,826	Stellar Bancorp, Inc.	430,927
137,416	Sterling Bancorp, Inc. (a)	751,666
The accompanying notes are an integral part of these financial statements.

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF
Schedule of Investments (Continued)
June 30, 2023

Shares		Value
43,308	Summit Financial Group, Inc.	$894,743
17,637	Summit State Bank	266,495
19,537	Third Coast Bancshares, Inc. (a)	310,052
36,065	Timberland Bancorp, Inc.	922,543
118,052	Towne Bank/Portsmouth VA	2,743,528
16,653	TriCo Bancshares	552,880
48,963	TrustCo Bank Corp. NY	1,400,831
75,967	Trustmark Corp.	1,604,423
400	Union Bankshares, Inc.	9,182
1,509	United Bancorp, Inc.	18,017
33,773	United Security Bancshares	224,928
22,992	Unity Bancorp, Inc.	542,381
31,679	Univest Financial Corp.	572,756
115,405	Veritex Holdings, Inc.	2,069,212
1,687	Virginia National Bankshares Corp.	54,237
148,364	Washington Federal, Inc.	3,934,613
30,792	Washington Trust Bancorp, Inc.	825,534
126,710	WesBanco, Inc.	3,245,043
54,375	Western New England Bancorp, Inc.	317,550
		162,018,930
Reinsurance - 0.5%
420,146	SiriusPoint Ltd. ADR (a)(b)	3,793,918

Research & Consulting Services - 0.3%
131,808	Mistras Group, Inc. (a)	1,017,558
107,847	Resources Connection, Inc.	1,694,276
		2,711,834
Restaurants - 0.4%
13,869	Ark Restaurants Corp.	256,577
6,601	Biglari Holdings, Inc. - Class B (a)	1,301,321
165,031	Carrols Restaurant Group, Inc. (a)	831,756
64,212	El Pollo Loco Holdings, Inc.	563,139
9,835	Flanigan's Enterprises, Inc.	303,115
26,138	Good Times Restaurants, Inc. (a)	88,869
		3,344,777
Semiconductor Materials & Equipment - 0.7%
122,625	AXT, Inc. (a)	421,830
181,268	Photronics, Inc. (a)	4,674,902
23,571	Trio-Tech International (a)	113,377
		5,210,109
Semiconductors - 0.5%
78,453	Alpha & Omega Semiconductor Ltd. ADR (a)(b)	2,573,258
147,261	Magnachip Semiconductor Corp. (a)	1,646,378
		4,219,636
The accompanying notes are an integral part of these financial statements.

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF
Schedule of Investments (Continued)
June 30, 2023

Shares		Value
Specialized Finance - 0.7%
133,300	Acacia Research Corp. (a)	$554,528
61,845	A-Mark Precious Metals, Inc.	2,315,168
73,799	Banco Latinoamericano de Comercio Exterior S.A. ADR (b)	1,628,006
38,869	SWK Holdings Corp. (a)	650,667
		5,148,369
Specialty Chemicals - 0.3%
151,276	FutureFuel Corp.	1,338,793
90,553	Valhi, Inc.	1,163,606
		2,502,399
Steel - 2.9%
29,220	Ascent Industries Co. (a)	265,609
15,787	Carpenter Technology Corp.	886,123
23,971	Friedman Industries, Inc.	302,034
39,413	Olympic Steel, Inc.	1,931,236
15,672	Ramaco Resources, Inc. - Class B (a)	166,279
78,448	Ramaco Resources, Inc.	662,100
131,258	Ryerson Holding Corp.	5,693,971
68,813	Schnitzer Steel Industries, Inc. - Class A	2,063,701
314,126	SunCoke Energy, Inc.	2,472,171
180,521	TimkenSteel Corp. (a)	3,893,837
9,835	Universal Stainless & Alloy Products, Inc. (a)	137,787
120,136	Warrior Met Coal, Inc.	4,679,296
		23,154,144
Systems Software - 0.5%
342,814	Adeia, Inc.	3,774,382

Technology Distributors - 0.1%
30,439	ScanSource, Inc. (a)	899,777

Textiles - 0.0% (d)
29,522	Crown Crafts, Inc.	147,905
24,938	Unifi, Inc. (a)	201,250
		349,155
Trading Companies & Distributors - 3.6%
30,705	BlueLinx Holdings, Inc. (a)	2,879,515
83,543	Boise Cascade Co.	7,548,110
30,939	Hudson Technologies, Inc. (a)	297,633
65,152	MRC Global, Inc. (a)	656,081
32,175	Rush Enterprises, Inc. - Class A	1,954,310
12,647	Rush Enterprises, Inc. - Class B	860,755
144,881	Textainer Group Holdings Ltd. ADR (b)	5,705,414
The accompanying notes are an integral part of these financial statements.

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF
Schedule of Investments (Continued)
June 30, 2023

Shares		Value
90,317	Titan Machinery, Inc. (a)	$2,664,352
38,482	Veritiv Corp.	4,833,724
17,337	Willis Lease Finance Corp. (a)	678,397
		28,078,291
Transaction & Payment Processing Services - 0.0% (d)
29,472	BM Technologies, Inc. (a)	87,827

Wireless Telecommunication Services - 0.8%
304,312	Telephone and Data Systems, Inc.	2,504,488
194,334	United States Cellular Corp. (a)	3,426,108
		5,930,596
	TOTAL COMMON STOCKS (Cost $649,362,761)	781,273,573

INVESTMENT COMPANIES - 0.0% (d)
9,935	Logan Ridge Finance Corp.	204,164
	TOTAL INVESTMENT COMPANIES (Cost $241,620)	204,164

PREFERRED STOCKS Air Freight & Logistics - 0.0% (d)
529	Air T Funding, 8.00% (e)	11,374
	TOTAL PREFERRED STOCKS (Cost $11,003)	11,374

REAL ESTATE INVESTMENT TRUSTS - 0.1%
Mortgage REITs - 0.1%
39,774	AFC Gamma, Inc.	495,186

Real Estate Operating Companies - 0.0% (d)
1,400	Transcontinental Realty Investors, Inc. (a)	51,283
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $685,074)	546,469

RIGHTS - 0.0% (d)
3,750	Pineapple Holdings, Inc. CVR (a)(f)	—
236,000	Resolute Forest Products CVR (a)(f)	68,440
	TOTAL RIGHTS (Cost $0)	68,440

WARRANTS - 0.0% (d)
5,200	Nabors Industries Ltd. (a)(b)	59,800
	TOTAL WARRANTS (Cost $0)	59,800

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 1.0%
7,632,285	First American Government Obligations Fund - Class X, 5.01% (g)	7,632,285
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $7,632,285)	7,632,285

The accompanying notes are an integral part of these financial statements.

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF
Schedule of Investments (Continued)
June 30, 2023

Shares		Value
MONEY MARKET FUNDS - 0.3%
2,488,113	First American Government Obligations Fund - Class X, 5.01% (g)	$2,488,113
	TOTAL MONEY MARKET FUNDS (Cost $2,488,113)	2,488,113

	TOTAL INVESTMENTS (Cost $660,420,856) - 100.9%	792,284,218
	Other Liabilities in Excess of Assets - (0.9%)	(7,172,994)
	TOTAL NET ASSETS - 100.0%	$785,111,224

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
CVR - Contingent Value Right
PLC - Public Limited Company

(a)Non-income producing security.
(b)Foreign issued security.
(c)This security or a portion of this security was out on loan as of June 30, 2023. Total loaned securities had a market value of $7,463,093 as of June 30, 2023.
(d)Represents less than 0.05% of net assets.
(e)Security is perpetual and has no stated maturity date.
(f)Value determined using significant unobservable inputs.
(g)Rate shown is the 7-day effective yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.
The accompanying notes are an integral part of these financial statements.

BRIDGEWAY ETF’S

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2023

	EA Bridgeway Blue Chip ETF(1)	EA Bridgeway Omni Small-Cap Value ETF(2)
Assets:
Investments in securities, at value (Note 2) (3)	$124,288,411	$792,284,218
Cash	—	34,813
Receivable for investments sold	5,703,600	—
Dividends and interest receivable	39,716	459,913
Securities lending income receivable (Note 5)	—	11,979
Receivable for fund shares sold	5,656,793	8,918,508
Total assets	135,688,520	801,709,431

Liabilities:
Accrued investment advisory fees (Note 4)	$15,548	$293,273
Payable for fund shares redeemed	5,656,793	—
Payable for investment securities purchased	5,751,456	8,658,510
Due to securities lending agent (Note 5)	—	7,632,285
Other accrued expenses	—	14,139
Total liabilities	11,423,797	16,598,207
Net Assets	$124,264,723	$785,111,224

Net Assets Consist of:
Paid-in capital	$58,131,766	$652,769,680
Total distributable earnings (accumulated deficit)	66,132,957	132,341,544
Net Assets:	$124,264,723	$785,111,224

Calculation of Net Asset Value Per Share:
Net Assets	$124,264,723	$785,111,224
Shares Outstanding (unlimited shares of beneficial interest authorized, no par value)	12,631,288	44,066,561
Net Asset Value per Share	$9.84	$17.82

Cost of Investments in Securities	$58,072,864	$660,420,856
(1)The Fund acquired all of the assets and liabilities of the Bridgeway Blue Chip Fund (“Predecessor Fund”) in a reorganization on October 17, 2022. The Predecessor Fund’s Class N Shares’ performance and financial history have been adopted by the Fund and will be used going forward. As a result, the information prior to October 17, 2022, reflects that of the Predecessor Fund’s Class N Shares.
(2) The Fund acquired all of the assets and liabilities of the Bridgeway Omni Tax Managed Small-Cap Value Fund ("Predecessor Fund") in a reorganization on March 13, 2023. The Predecessor Fund’s Shares' performance and financial
The accompanying notes are an integral part of these financial statements.

BRIDGEWAY ETF’S

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2023
history have been adopted by the Fund and will be used going forward. As a result, the information prior to March 13, 2023, reflects that of the Predecessor Fund's Class N Shares.
(3)Includes loaned securities with a value of $7,463,093
The accompanying notes are an integral part of these financial statements.

BRIDGEWAY ETF’S

STATEMENT OF OPERATIONS
For the Year Ended June 30, 2023

	EA Bridgeway Blue Chip ETF(1)	EA Bridgeway Omni Small-Cap Value ETF(2)
Investment Income:
Dividend income (net of foreign withholding tax of $0, and $17,959, respectively)	$3,924,946	$19,396,028
Interest income	21,032	97,246
Securities lending income (Note 5)	—	174,332
Total investment income	3,945,978	19,667,606

Expenses:
Investment advisory fees (Note 4)	224,647	4,023,400
Transfer agent fees and expenses	43,480	9,295
Blue sky expenses	29,241	56,269
Insurance expenses	25,560	64,918
Shareholder service fees	25,258	515,917
Administration expenses	17,816	16,420
Accounting expenses	13,437	82,502
Legal expenses	13,207	83,378
Directors expenses	8,684	66,266
Interest expenses credit line	7,394	6,926
Audit expenses	—	2,200
Printing and mailing expenses	6,323	35,382
Custody expenses	2,660	27,201
Other expenses	3,807	99,274
Total expenses	421,514	5,089,348
Less: Reimbursement of expenses from Advisor (Note 4)	(133,690)	(1,243,293)
Net expenses	287,824	3,846,055

Net Investment Income	3,658,154	15,821,551

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:	124,406,295	53,987,821
Investments and foreign currencies	124,406,295	53,987,821

Net change in unrealized appreciation (depreciation) on:
Investments	(99,720,655)	(35,972,003)
	(99,720,655)	(35,972,003)
Net realized and unrealized gain on investments:	24,685,640	18,015,818
Net Increase (Decrease) in Net Assets Resulting from Operations	$28,343,794	$33,837,369
(1)The Fund acquired all of the assets and liabilities of the Bridgeway Blue Chip Fund (“Predecessor Fund”) in a reorganization on October 17, 2022. The Predecessor Fund’s Class N Shares’ performance and financial history have been adopted by the Fund and will be used going forward. As a result, the information prior to October 17, 2022, will be used going forward. As a result, the information reflects that of the Predecessor Fund's Class N Shares.
(2)The Fund acquired all of the assets and liabilities of the Bridgeway Omni Tax Managed Small-Cap Value Fund ("Predecessor Fund") in a reorganization on March 13, 2023. The Predecessor Fund’s Shares' performance and financial history have been
The accompanying notes are an integral part of these financial statements.

BRIDGEWAY ETF’S

STATEMENT OF OPERATIONS
For the Year Ended June 30, 2023
adopted by the Fund and will be used going forward. As a result, the information prior to March 13, 2023, reflects that of the Predecessor Fund's Class N Shares.
The accompanying notes are an integral part of these financial statements.

BRIDGEWAY ETF’S

STATEMENT OF CHANGES IN NET ASSETS

	EA Bridgeway Blue Chip ETF(1)		EA Bridgeway Omni Small-Cap Value ETF(2)
	For the Year Ended June 30, 2023(1)	Year Ended June 30, 2022	For the Year Ended June 30, 2023(2)	Year Ended June 30, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$3,658,154	$7,349,192	$15,821,551	$11,214,431
Net realized gain (loss) on investments	124,406,295	63,077,617	53,987,821	132,587,575
Net change in unrealized appreciation (depreciation) on investments	(99,720,655)	(100,719,791)	(35,972,003)	(196,995,797)
Net increase (decrease) in net assets resulting from operations	28,343,794	(30,292,982)	33,837,369	(53,193,791)

Distributions to Shareholders:
Distributable earnings	(92,657,053)	(68,208,154)	(99,730,578)	(8,175,868)
Total distributions to shareholders	(92,657,053)	(68,208,154)	(99,730,578)	(8,175,868)

Capital Share Transactions(2):
Proceeds from shares sold	56,730,584	37,327,153	281,727,056	148,205,758
Reinvestment of distributions	45,451,187	67,289,920	99,141,350	8,132,143
Payments for shares redeemed	(239,844,160)	(112,061,945)	(344,419,140)	(133,661,514)
Transaction Fees (See Note 1)	31	—	57	—
Net decrease in net assets derived from net change in capital share transactions	(137,662,358)	(7,444,872)	36,449,323	22,676,387

Net Increase (Decrease) in Net Assets	(201,975,617)	(105,946,008)	(29,443,886)	(38,693,272)

Net Assets:
Beginning of period	326,240,340	432,186,348	814,555,110	853,248,382
End of period	$124,264,723	$326,240,340	$785,111,224	$814,555,110

Changes in Shares Outstanding:
Shares outstanding, beginning of period	26,851,745	27,290,333	41,941,392	40,854,164
Shares sold	6,582,706	2,601,961	15,464,678	7,078,597
Shares reinvested	4,239,850	4,689,193	5,489,554	384,317
Shares repurchased	(25,043,013)	(7,729,742)	(18,829,063)	(6,375,686)
Shares outstanding, end of period	12,631,288	26,851,745	44,066,561	41,941,392
(1)The Fund acquired all of the assets and liabilities of the Bridgeway Blue Chip Fund (“Predecessor Fund”) in a reorganization on October 17, 2022. The Predecessor Fund’s Class N Shares’ performance and financial history have been adopted by the Fund and will be used going forward. As a result, the information prior to October 17, 2022, reflects that of the Predecessor Fund’s Class N Shares.
(2)The Fund acquired all of the assets and liabilities of the Bridgeway Omni Tax Managed Small-Cap Value Fund (“Predecessor Fund”) in a reorganization on March 13, 2023. The Predecessor Fund’s Shares’ performance and financial history have been
The accompanying notes are an integral part of these financial statements.

BRIDGEWAY ETF’S

STATEMENT OF CHANGES IN NET ASSETS
adopted by the Fund and will be used going forward. As a result, the information prior to March 13, 2023, reflects that of the Predecessor Fund’s Class N Shares.
The accompanying notes are an integral part of these financial statements.

BRIDGEWAY ETF’S

FINANCIAL HIGHLIGHTS
For the Year Ended June 30, 2023

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return (2)	Net Assets, End of Period (000’s)	Net Expenses (3)	Gross Expenses	Net Investment Income (Loss)(3)	Portfolio Turnover Rate(5)(6)
EA Bridgeway Blue Chip ETF
Year ended June 30, 2023(6)	$12.15	0.20	1.84	2.04	(0.26)	(4.09)	(4.35)	$9.84	24.50%	$124,265	0.15%	0.22%	1.90%	12%
Year Ended June 30, 2022	$15.84	0.27	(1.34)	(1.07)	(0.30)	(2.32)	(2.62)	$12.15	(9.32%)	$326,240	0.15%	0.23%	1.81%	24%
Year Ended June 30, 2021	$13.96	0.31	4.73	5.04	(0.35)	(2.81)	(3.16)	$15.84	39.75%	$432,186	0.15%	0.24%	2.07%	7%
Year Ended June 30, 2020	$14.99	0.33	0.28	0.61	(0.32)	(1.32)	(1.64)	$13.96	3.49%	$477,400	0.15%	0.27%	2.28%	15%
Year Ended June 30, 2019	$14.62	0.34	1.75	2.09	(0.31)	(1.41)	(1.72)	$14.99	16.26%	$505,029	0.15%	0.25%	2.28%	20%
EA Bridgeway Omni Small-Cap Value ETF
Year ended June 30, 2023(7)	$19.42	0.37	0.53	0.90	(0.45)	(2.05)	(2.50)	$17.82	4.41%	$785,111	0.47%	0.62%	1.93%	45%
Year Ended June 30, 2022	$20.89	0.27	(1.54)	(1.27)	(0.20)	—	(0.20)	$19.42	(6.17%)	$814,555	0.47%	0.67%	1.26%	30%
Year Ended June 30, 2021	$10.92	0.19	9.95	10.14	(0.17)	—	(0.17)	$20.89	93.49%	$853,248	0.47%	0.69%	1.18%	26%
Year Ended June 30, 2020	$14.43	0.19	(3.63)	(3.44)	(0.07)	—	(0.07)	$10.92	(23.98%)	$427,515	0.55%(4)	0.74%(4)	1.40%	63%
Year Ended June 30, 2019	$19.10	0.20	(3.42)	(3.22)	(0.20)	(1.25)	(1.45)	$14.43	(16.49%)	$608,368	0.60%	0.72%	1.18%	42%
(1)Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout the period.
(2)All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.
(3)Net expenses include effects of any reimbursement or recoupment.
(4)Includes interest expense of 0.01%.
(5)Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year.
(6)Excludes the impact of in-kind transactions.
The accompanying notes are an integral part of these financial statements.

BRIDGEWAY ETF’S

FINANCIAL HIGHLIGHTS
For the Year Ended June 30, 2023
(7)EA Bridgeway Blue Chip ETF (the “Fund”) acquired all of the assets and liabilities of the Bridgeway Blue Chip Fund (“Predecessor Fund”) in a reorganization on October 17, 2022. Market price returns are calculated using the official closing price of the Fund on the listing exchange as of the time that the Fund’s NAV is calculated. Prior to the Fund’s listing on October 17, 2022, the NAV performance of the Class N Shares of the Predecessor Fund are used as proxy market price returns.
(8)EA Bridgeway Omni Small-Cap Value ETF (the "Fund") acquired all of the assets and liabilities of the Bridgeway Omni Tax Managed Small-Cap Value Fund (“Predecessor Fund”) in a reorganization on March 13, 2023. Market price returns are calculated using the official closing price listing exchange as of the time that the Fund's NAV of the Fund on the is calculated. Prior to the Fund's listing on March 13, 2023, the NAV performance of the Class N Shares of the Predecessor Fund are used as proxy market price returns.
The accompanying notes are an integral part of these financial statements.

BRIDGEWAY ETF’S

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2023

NOTE 1 – ORGANIZATION
EA Bridgeway Blue Chip ETF and EA Bridgeway Omni Small-Cap Value ETF (the “Funds”) are each a series of the EA Series Trust (the “Trust”), which was organized as a Delaware statutory trust on October 11, 2013. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Funds are considered diversified under the 1940 Act. Each Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946-Financial Services- Investment Companies. EA Bridgeway Blue Chip ETF’s investment objective is to seek long-term total return on capital, primarily through capital appreciation, but also some income. EA Bridgeway Omni Small-Cap Value ETF’s investment objective is to seek long-term total return on capital, primarily through capital appreciation.
EA Bridgeway Blue Chip ETF converted from an open-end mutual fund to an exchange-traded fund (“ETF”) on October 17, 2022. EA Bridgeway Blue Chip ETF is the successor to the Bridgeway Blue Chip Fund (the “Predecessor Fund”), a series of Bridgeway Funds, Inc., which had the same investment objective as the Fund. Bridgeway Capital Management, LLC (the “Sub-Adviser”), the sub-adviser to the Fund, was the adviser to the Predecessor Fund. Effective as of prior to the open of business on October 17, 2022, the assets and liabilities of the Predecessor Fund were transferred to the Fund in exchange for shares of the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, for tax purposes the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and in realized gains and losses with amounts distributable to shareholders for tax purposes. Costs incurred by the Fund in connection with the reorganization were paid by the Sub-Adviser. The fiscal year end of the Predecessor Fund and the Fund is June 30. As of October 17, 2022, the net assets of the Predecessor Fund were $194,242,031, including $102,508,842 of net unrealized appreciation from a tax basis, all of which were transferred into the Fund at the closing of the reorganization. The transfer of net assets resulted in the creation of 19,806,290 shares of the Fund and an initial NAV per share of $9.81 at the closing of the reorganization.

EA Bridgeway Omni Small-Cap Value ETF converted from an open-end mutual fund to an ETF on March 13, 2023. EA Bridgeway Omni Small-Cap Value ETF is the successor to the Bridgeway Omni Tax Managed Small-Cap Value Fund (the “Predecessor Fund”), a series of Bridgeway Funds, Inc., which had the same investment objective as the Fund. Bridgeway Capital Management, LLC (the “Sub-Adviser”), the sub-adviser to the Fund, was the adviser to the Predecessor Fund. Effective as of prior to the open of business on March 13, 2023, the assets and liabilities of the Predecessor Fund were transferred to the Fund in exchange for shares of the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, for tax purposes the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and in realized gains and losses with amounts distributable to shareholders for tax purposes. Costs incurred by the Fund in connection with the reorganization were paid by the Sub-Adviser. The fiscal year end of the Predecessor Fund and the Fund is June 30. As of March 13, 2023, the net assets of the Predecessor Fund were $814,020,096, including $159,235,124 of net unrealized appreciation from a tax basis, all of which were transferred into the Fund at the closing of the reorganization. The transfer of net assets resulted in the creation of 44,891,561 shares of the Fund and an initial NAV per share of $18.13 at the closing of the reorganization.
The primary purpose of the reorganizations into the Trust were to provide shareholders the continued benefit of stable and highly regulated investment vehicles in addition to the benefits of tax efficiency.
The reorganizations were accomplished by a tax-free exchange of shares. Fees and expenses incurred to affect the reorganizations were borne by the Sub-Adviser. The Funds are expected to experience the same or lower overall expenses as compared to their respective Predecessor Fund because the Funds have a unitary fee structure under which both operating expenses and management fees are paid.

BRIDGEWAY ETF’S

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
June 30, 2023
The Reorganizations did not result in a material change to either Predecessor Funds’ investment portfolios as compared to that of either of the Funds. There are no material differences in accounting policies of either Predecessor Funds as compared to that of either Fund. Neither Fund purchased or sold securities following the Reorganization for purposes of realigning their investment portfolio. Accordingly, the acquisition of the Predecessor Funds did not affect either Fund’s portfolio turnover ratios for the period ended June 30, 2023.

EA Bridgeway Blue Chip ETF is an actively managed ETF that seeks to achieve its investment objective by investing primarily in blue-chip stocks, and through some income almost exclusively derived from dividends paid by companies held in the Fund’s portfolio. For purposes of the Fund’s investments, the Sub-Adviser considers “blue-chip stocks” to be stocks that are issued by the largest 150 U.S. companies as defined by market capitalization. These stocks tend to be well-known and established companies.

EA Bridgeway Omni Small-Cap Value ETF is an actively managed ETF that seeks to achieve its investment objective by investing primarily in a broad and diverse group of small-cap stocks that the Sub-Adviser determines are value stocks. Value stocks are those the Sub-Adviser determines are priced cheaply relative to some financial measures of worth (“value measures”), such as the ratio of price to book, price to earnings, price to sales, or price to cash flow. Small-cap securities are selected by relative ranking on value measures to establish a broad and diverse portfolio, as determined by the Sub-Adviser’s statistical, evidence-based approach.
Shares of EA Bridgeway Blue Chip ETF are listed and traded on NYSE Arca, Inc. and shares of EA Bridgeway Omni Small-Cap Value ETF are listed on the Nasdaq Stock Market. Market prices for the shares may be different from their net asset value (“NAV”). Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in share amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant.

Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.
Authorized Participants may be required to pay a transaction fee to compensate the Trust or its custodian for costs incurred in connection with creation and redemption transactions. The standard transaction fee, which is payable to the Trust’s custodian, typically applies to in-kind purchases of the Fund effected through the clearing process on any business day, regardless of the number of Creation Units purchased or redeemed that day (“Standard Transaction Fees”). Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions fees. Certain fund deposits consisting of cash-in-lieu or cash value may be subject to a variable charge (“Variable Transaction Fees”), which is payable to the Fund, of up to 2.00% of the value of the order in addition to the Standard Transaction Fees. Variable Transaction Fees received by the Fund, if any, are displayed in the Capital Share Transactions sections of the Statements of Changes in Net Assets.
Because, among other things, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s Shares.

BRIDGEWAY ETF’S

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) June 30, 2023
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
A.Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the Nasdaq Global Market® (“Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for Nasdaq securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.
Subject to its oversight, the Trust’s Board of Trustees (the “Board”) has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to Empowered Funds, LLC d/b/a EA Advisers (the “Adviser”), pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2023, the EA Bridgeway Blue Chip ETF did not hold any securities valued by the valuation designee, while the EA Bridgeway Omni Small-Cap Value ETF did hold securities valued by the valuation designee.
As described above, the Funds may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

BRIDGEWAY ETF’S

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) June 30, 2023
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The following is a summary of the fair value classification of each Fund’s investments as of June 30, 2023:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
EA Bridgeway Blue Chip ETF Assets*
Common Stocks	$123,856,579	$-	$-	$123,856,579
Money Market Funds	431,832	$-	$-	431,832
Total Investments in Securities	$124,288,411	$-	$-	$124,288,411

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
EA Bridgeway Omni Small-Cap Value ETF Assets*
Common Stocks	$780,950,396	$323,177	$-	$781,273,573
Investment Companies	204,164	-	-	204,164
Real Estate Investment Trusts	546,469	-	-	546,469
Preferred Stocks	11,374	-	-	11,374
Investments Purchased with Proceeds from Securities Lending	7,632,285	-	-	7,632,285
Rights	-	-	68,440	68,440
Warrants	59,800	-	-	59,800
Money Market Funds	2,488,113	-	-	2,488,113
Total Investments in Securities	$791,892,601	$323,177	$68,440	$792,284,218
*For further detail on each asset class, see the Schedule of Investments
During the fiscal year ended June 30, 2023, the EA Bridgeway Blue Chip ETF did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.
During the fiscal year ended June 30, 2023, the EA Bridgeway Omni Small-Cap Value ETF did invest in Level 3 investments and recognized transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

BRIDGEWAY ETF’S

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) June 30, 2023

EA Bridgeway Omni Small-Cap Value ETF
Rights
Value, Beginning of Year	$—
Purchases	—
Proceeds from Sales	—
Net Realized Gains (Losses)	—
Return of Capital	—
Change in Unrealized Appreciation (Depreciation)	68,440
Transfers In/(Out) of Level 3	—
Value, End of Year	$68,440
B.Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts using the spot rate of exchange at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
The Funds isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. That portion of gains (losses) attributable to the changes in market prices and the portion of gains (losses) attributable to changes in foreign exchange rates are included on the “Statement of Operations” under “Net realized gain (loss) – Foreign currency” and “Change in Net Unrealized Appreciation (Depreciation) – Foreign Currency,” respectively.
The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.
C.Federal Income Taxes. The Funds intend to continue to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required. As of and during the fiscal year ended June 30, 2023, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the fiscal year ended June 30, 2023, the Funds did not have liabilities for any unrecognized tax benefits. The Funds would/will recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the fiscal year ended June 30, 2023, the Funds did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since each Fund’s commencement of operations. The Funds may be subject to taxes imposed on realized and unrealized gains on securities of certain foreign countries in which the Fund invests. The foreign tax expense, if any, was recorded on an accrual basis and is included in “Net realized gain (loss) on investments” and “Net increase (decrease) in unrealized appreciation or depreciation on investments” on the accompanying Statements of Operations. The amount of foreign tax owed, if any, is included in “Payable for foreign taxes” on the accompanying Statements of Assets and Liabilities and is comprised of withholding taxes on foreign dividends and taxes on unrealized gains.

BRIDGEWAY ETF’S

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) June 30, 2023
D.Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date, net of any foreign taxes withheld at source. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.
Distributions to shareholders from net investment income for the Funds and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date. The Fund may distribute more frequently, if necessary, for tax purposes.
E.Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.
F.Share Valuation. The NAV per share of the Funds is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for regular trading. The offering and redemption price per share for each Fund is equal to the Fund’s net asset value per share.
G.Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. Additionally, as is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. As of the date of this Report, no claim has been made for indemnification pursuant to any such agreement of the Fund.
H.Reclassification of Capital Accounts. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. In addition, the Funds’ realized net capital gains resulting from in-kind redemptions, in which shareholders exchanged Funds shares for securities held by the Funds rather than for cash. Because such gains are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital. For the fiscal year ended June 30, 2023 the following table shows the reclassifications made:

	Distributable Earnings	Paid In Capital
EA Bridgeway Blue Chip ETF	$(79,596,084)	$79,596,084
EA Bridgeway Omni Small-Cap Value ETF	$(58,194,831)	$58,194,831

NOTE 3 – RISKS
Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external

BRIDGEWAY ETF’S

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) June 30, 2023
factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.
Blue-Chip Stocks Risk. (BBLU) The Fund is subject to the risk that blue-chip stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Large companies do not have the same growth potential of smaller companies and shareholders of large companies have less overall influence than they would in smaller companies.

Small-Cap Company Risk. (BSVO) Investing in small-cap stocks may involve greater volatility and risk than investing in large- or mid-cap stocks because small-cap companies may have less management experience, limited financial resources and minimal product diversification.

Value Stocks Risk. (BSVO) Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued by various value measures may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
Environmental, Social, and Governance Investing Risk. The Funds’ incorporation of ESG considerations in their investment strategy may cause it to make different investments than a fund that has a similar investment style but does not incorporate such considerations in its strategy. As with the use of any considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.
Information Technology Sector Risk. (BBLU) The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright or trademark protections may adversely affect the profitability of these companies.
Inflation Risk. (BBLU) While large companies tend to exhibit less price volatility than small companies, historically they have not recovered as fast from a market decline. Consequently, this Fund may expose shareholders to higher inflation risk (the risk that the Fund value will not keep up with inflation) than some other stock market investments.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Sub-Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Financials Sector Risk. (BSVO) Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes

BRIDGEWAY ETF’S

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) June 30, 2023
in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Focus Investing Risk. (BBLU) The Fund seeks to hold the stocks of approximately 35 companies. As a result, the Fund invests a high percentage of its assets in a small number of companies, which may add to Fund volatility.
Investment Risk. When you sell your Shares of the Funds, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Funds involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Management and Operational Risk. The Sub-Adviser uses statistical analyses and models to select investments for the Funds. Any imperfections, errors or limitations in the models or analyses and therefore any decisions made in reliance on such models or analyses could expose the Fund to potential risks. In addition, the models used by the Sub-Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
Statistical Approach. The Sub-Adviser uses a statistical approach to manage the Funds and resists overriding the statistical models with qualitative or subjective data. However, the Sub-Adviser will exclude stocks if the issuer of the stock is principally engaged in the tobacco industry. The Sub-Adviser may also exclude stocks based on certain narrow social reasons including, but not limited to, if the issuer of the stock: (i) conducts or has direct investments in business operations in Sudan; or (ii) is substantially engaged in the production or trade of pornographic material. Other than companies principally engaged in the tobacco industry, the number of companies referenced in (i) and (ii) in the Sub-Adviser’s universe is usually “de minimis.”
See each Fund’s Prospectus and Statement of Additional Information regarding the risks of investing in shares of the Fund.
NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS.
Empowered Funds, LLC d/b/a EA Advisers (the “Adviser”) serves as the investment adviser to the Funds. Pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate. The Adviser administers the Funds’ business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser agrees to pay all expenses incurred by the Funds except for the fee paid to the Adviser pursuant to the Advisory Agreement, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses,

BRIDGEWAY ETF’S

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) June 30, 2023
acquired fund fees and expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses.
U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ Custodian, transfer agent and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of the Administrator, serves as the Funds’ Custodian.
The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the EA Bridgeway Omni Small-Cap Value ETF.
Bridgeway Capital Management, LLC (the “Sub-Adviser”), serves as a discretionary investment sub-adviser to the Funds. Pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, the Adviser and the Sub-Adviser, the Sub-Adviser is responsible for determining the investment exposures for the Funds, subject to the overall supervision and oversight of the Adviser and the Board.
Prior to conversion the Bridgeway Blue Chip Fund paid an annual rate of 0.08% to the Adviser monthly based on average daily net assets. In addition, the Bridgeway Blue Chip Fund capped expenses at an annual rate 0.15% based on average daily net assets. Prior to conversion, the Bridgeway Omni Tax-Managed Small-Cap Value Fund paid an annual rate of 0.50% to the Adviser monthly based on average daily net assets. In addition, the Bridgeway Omni Tax-Managed Small-Cap Value Fund capped expenses at an annual rate 0.60% based on average daily net assets. Effective January 1, 2020, the Bridgeway Capital Management, LLC, voluntarily agreed to waive its management fees and/or reimburse expenses in an additional amount such that the net fiscal year expense ratio for the Bridgeway Omni Tax-Managed Small-Cap Value Fund did not exceed 0.47%

At a Board meeting held on June 17, 2022, the Board of Trustees of the Trust (the “Trustees”) including each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, approved the Advisory Agreement for the EA Bridgeway Blue Chip ETF. Per the Advisory Agreement, the EA Blue Chip ETF pays an annual rate with breakpoints as noted below to the Adviser monthly based on average daily net assets. A description of the Board’s consideration was included in the semi-annual report.

Fund	AUM Level	Fee
EA Bridgeway Blue Chip ETF	< 3 billion	15 bps
	3 billion to 10 billion	13 bps
	10 billion to 20 billion	12 bps
	> 20 billion	11 bps
At a Board meeting held on September 25, 2022, the Board of Trustees of the Trust (the “Trustees”) including each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, approved the Advisory Agreement for the EA Bridgeway Omni Small-Cap Value ETF. Per the Advisory Agreement, the EA Bridgeway Omni Small-Cap Value ETF pays an annual rate with breakpoints as noted below to the Adviser monthly based on average daily net assets. A description of the Board’s consideration is included in this report.

BRIDGEWAY ETF’S

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) June 30, 2023

Fund	AUM Level	Fee
EA Bridgeway Omni Small-Cap Value ETF	< 1 billion	47 bps
	1 billion to 2 billion	42 bps
	> 2 billion	40 bps

NOTE 5 - SECURITIES LENDING

The EA Bridgeway Blue Chip ETF does not participate in securities lending.

The EA Bridgeway Omni Small-Cap Value ETF may lend up to 33⅓% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any domestic loaned securities at the time of the loan, plus accrued interest. The use of loans of foreign securities, which are denominated and payable in U.S. dollars, shall be collateralized in an amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest. The Funds receive compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss on the value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

The securities lending agreement provides that, in the event of a borrower’s material default, the Securities Lending Agent shall take all actions the Securities Lending Agent deems appropriate to liquidate the collateral, purchase replacement securities at the Securities Lending Agent’s expense, or pay the Funds an amount equal to the market value of the loaned securities, subject to certain limitations which are set forth in detail in the securities lending agreement between the Funds and the Securities Lending Agent.

As of the end of the current fiscal year, the EA Bridgeway Omni Small-Cap Value ETF had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with the Trust approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.

As of the end of the current fiscal year, the value of the securities on loan and payable for collateral due to broker for the Funds were as follows:

	Values of Securities on Loan	Payment for Collateral received*
EA Bridgeway Blue Chip ETF Assets	$—	$—
EA Bridgeway Omni Small-Cap Value ETF	7,463,093	7,632,285

BRIDGEWAY ETF’S

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) June 30, 2023
* The cash collateral received was invested in the First American Money Market Government Obligations Fund as shown on the Schedule of Investments. The investment objective is to seek maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity.

The interest income earned by the Funds on the investment of cash collateral received from borrowers for the securities loaned to them (“Securities Lending Income, Net”) is reflected in the Fund’s Statement of Operations. Net securities lending income earned on collateral investments and recognized by the Funds during the current fiscal year, was as follows:

EA Bridgeway Blue Chip ETF Assets	$—
EA Bridgeway Omni Small-Cap Value ETF	$174,332

The Fund is not subject to a master netting agreement with respect to the Fund’s participation in securities lending; therefore, no additional disclosures regarding netting arrangements are required.

NOTE 6 – PURCHASES AND SALES OF SECURITIES
For the fiscal year ended June 30, 2023, purchases and sales of securities for the Funds, excluding short-term securities and in-kind transactions, were as follows:

	Purchases	Sales
EA Bridgeway Blue Chip ETF	$23,551,327	$130,048,986
EA Bridgeway Omni Small-Cap Value ETF	399,762,523	370,369,318
For the fiscal year ended June 30, 2023, in-kind transactions associated with creations and redemptions were as follows:

	Purchases	Sales
EA Bridgeway Blue Chip ETF	$-	$120,647,627
EA Bridgeway Omni Small-Cap Value ETF	43,718,717	128,053,414
For the fiscal year ended June 30, 2023, short-term and long-term gains on in-kind transactions were as follows:

	Short Term	Long Term
EA Bridgeway Blue Chip ETF	$3,043,394	$77,573,630
EA Bridgeway Omni Small-Cap Value ETF	1,919,333	56,397,904

There were no purchases or sales of U.S. Government securities during the fiscal year.

BRIDGEWAY ETF’S

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) June 30, 2023
NOTE 7 – TAX INFORMATION
The components of tax basis cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes at June 30, 2023 were as follows:

	EA Bridgeway Blue Chip ETF	EA Bridgeway Omni Small-Cap Value ETF
Tax cost of Investments	$58,973,820	$660,992,098
Unrealized Appreciation	66,575,774	170,663,236
Unrealized Depreciation	(1,261,183)	(39,371,116)
Net tax unrealized appreciation (depreciation)	65,314,591	131,292,120
Undistributed OI	813,968	4,827,153
Undistributed LTG	4,398	—
Distributable earnings	818,366	4,827,153
Other accumulated gain/(loss)	—	(3,777,729)
Total accumulated gain/(loss)	$66,132,957	$132,341,544
Under tax law, certain capital and foreign currency losses realized after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.
For the fiscal year ended June 30, 2023, the Funds did not defer any qualified late year or post-October losses.
At June 30, 2023, the Funds had the following capital loss carryforwards:

	Unlimited Short Term Capital Loss Carryover	Unlimited Long Term Capital Loss Carryover	Total Capital Loss Carryover
EA Bridgeway Blue Chip ETF Assets	$—	$—	$—
EA Bridgeway Omni Small-Cap Value ETF	$(3,777,729)	$—	$(3,777,729)
NOTE 8 – DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid by the Funds during the fiscal year ended June 30, 2023 were as follows:

	EA Bridgeway Blue Chip ETF	EA Bridgeway Omni Small-Cap Value ETF
	Fiscal Year Ended June 30, 2023	Fiscal Year Ended June 30, 2023
Ordinary Income	$5,479,841	$21,115,457
Long Term Capital Gain	87,177,212	78,615,121
Total Distributions Paid	$92,657,053	$99,730,578

BRIDGEWAY ETF’S

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) June 30, 2023
The tax character of distributions paid by the Funds during the fiscal year ended June 30, 2022 were as follows:

	EA Bridgeway Blue Chip ETF	EA Bridgeway Omni Small-Cap Value ETF
	Fiscal Year Ended June 30, 2022	Fiscal Year Ended June 30, 2022
Ordinary Income	$7,707,659	$8,175,868
Long Term Capital Gain	60,500,495	—
Total Distributions Paid	$68,208,154	$8,175,868
NOTE 9 – CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO COHEN & COMPANY, LTD.

On October 17, 2022 for the EA Bridgeway Blue Chip ETF and on March 13, 2023 for the EA Bridgeway Omni-Small-Cap Value ETF, in conjunction with each Fund’s reorganization into the EA Series Trust and with the approval of the audit committee, BBD, LLP, (“BBD”) was removed as the independent registered public accounting firm for the Funds. In conjunction with each Fund’s reorganization, the Funds, with the approval of the EA Series Trust’s (the “Trust”) Board of Trustees and its Audit Committee, engaged Cohen & Company, Ltd. as its new independent registered public accounting firm on October 17, 2022 and March 13, 2023, respectively, to audit the Funds’ financial statements for the fiscal year ending June 30, 2023.

This is the first annual report for the Funds as an ETF and as part of the Trust. Prior to conversion, the report of BBD on the financial statements of the Predecessor Funds as of and for the fiscal years ended June 30, 2022 and June 30, 2021, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the fiscal years ended June 30, 2022 and June 30, 2021, and for the interim periods ended October 17, 2022 and March 13, 2023 for the EA Bridgeway Blue Chip ETF and the EA Bridgeway Omni-Small-Cap Value ETF, respectively (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused them to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds or Predecessor Funds for such years; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the fiscal years ended June 30, 2022 and June 30, 2021, and for the interim periods ended October 17, 2022 and March 13, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.
NOTE 10 – CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO TAIT WELLER & BAKER LLP
On June 9, 2023, the Board of Trustees (“Board”) of the Trust, including a majority of the Independent Trustees, upon the recommendation and approval of the Audit Committee of the Board, appointed Tait Weller & Baker, LLP (“Tait”) to serve as the Funds’ independent registered public accounting firm for the Funds for the fiscal period

BRIDGEWAY ETF’S

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) June 30, 2023
ended June 30, 2023. Tait was approved as the auditor for all funds in the Trust. Tait replaces Cohen & Company, Ltd. (“Cohen”) in this role. Cohen did not resign and did not decline to stand for re-election.

During the interim periods from October 17, 2022 and March 13, 2023 for the EA Bridgeway Blue Chip ETF and the EA Bridgeway Omni-Small-Cap Value ETF, respectively to June 9, 2023, (i) there were no disagreements between the registrant and Cohen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen, would have caused them to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds or Predecessor Funds for such interim periods; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the interim periods October 17, 2022 and March 13, 2023 for the EA Bridgeway Blue Chip ETF and the EA Bridgeway Omni-Small-Cap Value ETF, respectively to June 9, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Tait on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.
NOTE 11 – SUBSEQUENT EVENTS
In preparing these financial statements, management of the Funds has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no transactions that occurred during the year subsequent to June 30, 2023, that materially impacted the amounts or disclosures in the Funds’ financial statements.

Effective July 13, 2023, Wesley Gray, Ph.d., and John Vogel, Ph.d., resigned as Principal Executive Officer and Principal Financial Officer of the Trust, respectively. Patrick Cleary and Sean Hegarty, CPA., were named their replacements as Principal Executive Officer and Principal Financial Officer of the Trust, respectively. Dr. Gray continues to serve as a Trustee and Chairman of the Board of Trustees.

BRIDGEWAY ETF’S

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
EA Bridgeway Blue Chip ETF,
EA Bridgeway Omni Small-Cap Value ETF and
The Board of Trustees of
EA Series Trust

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of EA Bridgeway Blue Chip ETF and EA Bridgeway Omni Small-Cap Value ETF (the “Funds”), each a series of EA Series Trust (the “Trust”), including the schedules of investments, as of June 30, 2023, the related statements of operations, the statements of changes in net assets and the financial highlights for the year ended June 30, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2023, and the results of their operations, the changes in their net assets and the financial highlights for the year ended June 30, 2023, in conformity with accounting principles generally accepted in the United States of America.

The statements of changes in net assets for the year ended June 30, 2022 and the financial highlights for each of the four years in the period ended June 30, 2022 have been audited by other auditors, whose report dated August 25, 2022 expressed an unqualified opinion on such financial statement and financial highlights.

Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2023.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian and brokers or through other appropriate auditing procedures when replies from brokers were unable to be obtained. We believe that our audits provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 29, 2023

BRIDGEWAY ETF’S

EXPENSE EXAMPLE
June 30, 2023 (Unaudited)
As a shareholder of EA Bridgeway Blue Chip ETF and EA Bridgeway Omni Small-Cap Value ETF, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held the entire period for EA Bridgeway Blue Chip ETF (January 1, 2023 to June 30, 2023) and for the inception date through the end of the reporting period for EA Bridgeway Omni Small-Cap Value ETF (March 13, 2023 to June 30, 2023).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period January 1, 2023 to June 30, 2023 or March 13, 2023 to June 30, 2023” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If

BRIDGEWAY ETF’S

EXPENSE EXAMPLE
June 30, 2023 (Unaudited)
these transactional costs were included, your costs would have been higher. The information assumes the reinvestment of all dividends and distributions.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During the period
EA Bridgeway Blue Chip ETF[1]
Actual	0.15%	$1,000.00	$1,218.70	$0.83
Hypothetical (5% annual return before expenses)	0.15%	1,000.00	1,024.05	0.75

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During the period
EA Bridgeway Omni Small-Cap Value ETF[1]
Actual	0.47%	$1,000.00	$979.60	$2.31
Hypothetical (5% annual return before expenses)	0.47%	1,000.00	1,024.46	2.36
1.The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 181/365, to reflect the one-half year period.

BRIDGEWAY ETF’S

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)
Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Fund”), has adopted a liquidity risk management program (“the Program”) to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Fund’s particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of the Fund.
The Trust’s Board of Trustees has designated the Chief Executive Officer of the Adviser as the Program Administrator, responsible for administering the Program and its policies and procedures.
At the June 9, 2023, meeting of the Board of Trustees of the Trust, the Program Administrator provided the Trustees with a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended March 31, 2023. The report concluded that the Program appeared effectively tailored to identify potential illiquid scenarios and to enable the Fund to deliver appropriate reporting. In addition, the report concluded that the Program is adequately operating, and its implementation has been effective. The report reflected that there were no liquidity events that impacted the Fund’s ability to timely meet redemptions without dilution to existing shareholders. The report further described material changes that were made to the Program since its implementation.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

BRIDGEWAY ETF’S

FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended June 30, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

EA Bridgeway Blue Chip ETF	100.00%
EA Bridgeway Omni Small-Cap Value ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2023 was as follows:

EA Bridgeway Blue Chip ETF	100.00%
EA Bridgeway Omni Small-Cap Value ETF	76.88%

SHORT TERM CAPITAL GAIN

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871 (k)(2)(C) for both the Funds was 0.00% (unaudited).

BRIDGEWAY ETF’S

MANAGEMENT OF THE FUND (CONTINUED)
The table below sets forth certain information about each of the Trust’s executive officers as well as its affiliated and independent Trustees.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Daniel Dorn Born: 1975	Trustee	Since 2014	Associate Professor of Finance, Drexel University, LeBow College of Business (2003 – present).	39	None
Michael S. Pagano, Ph.D., CFA Born: 1962	Trustee	Since 2014	The Robert J. and Mary Ellen Darretta Endowed Chair in Finance, Villanova University (1999 – present); Co-Editor of the Financial Review (2023 – present); Founder, Michael S. Pagano, LLC (business consulting firm) (2008 – present).	39	Citadel Federal Credit Union (pro bono service for on-profit)
Chukwuemeka (Emeka) O. Oguh Born: 1983	Trustee	Since 2018	Co-founder and CEO, PeopleJoy (2016 – present).	39	None
Interested Trustee*
Wesley R. Gray, Ph.D. Born: 1980	Trustee and Chairman	Since 2014; President 2014-2023	Founder and Executive Managing Member, EA Advisers (2013 – present); Founder and Executive Managing Member, Empirical Finance, LLC d/b/a Alpha Architect (2010 – present).	39	None
*Dr. Gray is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in the Adviser.
Additional information about the Affiliated Trustee and Independent Trustees is available in the Statement of Additional Information (SAI).

BRIDGEWAY ETF’S

MANAGEMENT OF THE FUND (CONTINUED)
Officers

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Jessica D. Leighty Born: 1981	Chief Compliance Officer	Since 2022	Chief Compliance Officer, Alpha Architect (2021 – Present), Chief Compliance Officer, Snow Compliance (2015 – 2021)
Patrick R. Cleary Born: 1982	President, and Chief Executive Officer; Secretary	Since 2023; Since 2015	Chief Operating Officer and Managing Member, Alpha Architect, LLC (2014 – present); Chief Executive Officer of EA Advisers (2021 – present).
Sean Hegarty Born: 1993	Treasurer, Chief Financial Officer and Comptroller; Assistant Treasurer	Since 2023; Since 2022	Chief Operating Officer, EA Advisers (2022 – present); Assistant Vice President – Fund Administration, U.S. Bank Global Fund Services (2018–2022); Staff Accountant, Cohen & Company (2015–2018)
Brian P. Massaro Born: 1997	Assistant Treasurer	Since 2023	Chief Data Officer, EA Advisers (2023 – present); Assistant Operating Officer, EA Advisers (2022 – present); Mutual Funds Administrator, U.S. Bank Global Fund Services (2019 – 2022).

BRIDGEWAY ETF’S

BOARD REVIEW AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENT (UNAUDITED)
The Board (the members of which are referred to as “Trustees”) of the EA Series Trust (the “Trust”) met virtually on September 26, 2022 to consider the approval of Advisory Agreement between the Trust, on behalf of the EA Bridgeway Omni Small-Cap Value ETF (the “Fund”), and Empowered Funds, LLC (the “Adviser”), as well as to consider the approval of the Sub-Advisory Agreement between the Adviser and Bridgeway Capital Management, LLC (the “Sub-Adviser”). In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Adviser and Sub-Adviser relevant to the Board’s consideration of whether to approve the Advisory Agreement and Sub-Advisory Agreement. In connection with considering approval of both the Advisory Agreement and Sub-Advisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust, who provided assistance and advice. In reaching the decision to approve both the Advisory Agreement and Sub-Advisory Agreement, the Board considered and reviewed information provided by the Adviser and Sub-Adviser, including among other things information about its personnel, operations, financial condition, and compliance and risk management. The Board also reviewed copies of the proposed Advisory Agreement and Sub-Advisory Agreement. During their review and consideration, the Board focused on and reviewed the factors they deemed relevant, including:
Nature, Quality and Extent of Services. The Board was presented and considered information concerning the nature, quality and extent of the overall services expected to be provided by the Adviser to BSVO (the “New Fund”). In this connection, the Board considered the responsibilities of the Adviser, recognizing that the Adviser had invested significant time and effort in structuring the Trust and the New Fund, and arranging service providers for the New Fund. In addition, the Board considered that the Adviser is responsible for providing investment advisory services to the New Fund, monitoring compliance with the New Fund’s objectives, policies and restrictions, and carrying out directives of the Board. The Board also considered the services expected to be provided by the Adviser in the oversight of the Trust’s administrator, transfer agent and custodian in addition to implementing certain bespoke proxy voting guidelines for the New Fund. The Board also evaluated the integrity of each of the Adviser’s and BSVO Sub-Adviser’s personnel, the experience of the portfolio managers in managing the New Fund’s assets in the same strategy as its predecessor mutual fund (ticker: BOTSX) and the adequacy of each of the Adviser’s and BSVO Sub-Adviser’s resources, particularly with regard to the BSVO ETF’s investment strategies. The Board also considered the Adviser’s ongoing oversight responsibilities of the BSVO Sub-Adviser, including that the BSVO Sub-Adviser would provide its services as a discretionary investment sub-adviser with respect to security selection of the New Fund’s investments and the Adviser’s role in providing trade execution services in addition to oversight of the New Fund more broadly.
Performance. Performance information was not available for the New Fund as it had not yet commenced operations. The Board considered the performance information for the predecessor fund, ticker BOTSX, which has been relatively strong since inception through June 30, 2022.
Comparative Fees and Expenses. In considering the advisory fees and sub-advisory fees, the Board reviewed and considered the fees in light of the nature, quality and extent of the services expected to be provided by the Adviser and the BSVO Sub-Adviser, respectively. With respect to the advisory fee and expense ratio for the New Fund, the Board also considered the fees and expense ratios versus the fees and expenses charged to other exchange-traded funds and mutual funds. With respect to the sub-advisory fees, the Board noted that they were payable solely out of the unitary management fee payable to the Adviser. The Board also considered the advisory/sub-advisory fee structure and the allocation of the advisory fee between the Adviser and the BSVO Sub-Adviser.

The Board considered, among other information, the third-party peer group analysis that included comparisons of the New Fund’s anticipated net expense ratio against funds that were both exchanged-traded funds and mutual funds. Fee information was provided in quartiles, ranging from quartile one (the least expensive) to quartile four (the most expensive). The Board considered that the New Fund’s total expense ratio (both gross and net) falls within the highest quartile of ETFs and the first quartile for mutual funds.

BRIDGEWAY ETF’S

BOARD REVIEW AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENT (UNAUDITED)
In considering the peer fee analysis, the Board also considered that the peers, many of which are very large competitors in the ETF marketplace, likely enjoy economies of scale economies that allow those funds to charge lower fees. The Board also considered the pricing comparisons to similar ETFs with lower assets under management, including a newer entrant in the market, which is priced higher than BSVO and appears to be more in line with newer entrants into this category. Additionally, the Board considered the breakpoints in the unitary fee that are proposed to take effect if the New Fund exceeds the $1 billion level and the $2 billion level
Costs and Profitability. The Board further considered information regarding the potential profits, if any, that may be realized by each of the Adviser and the BSVO Sub-Adviser in connection with providing their respective services to the New Fund. The Board reviewed estimated profit and loss information provided by the Adviser with respect to the New Fund and estimated data regarding the proposed Sub-Advisory fee and the costs associated with the personnel, systems and equipment necessary to manage the New Fund and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies as well as other expenses the Adviser would pay in accordance with the Advisory Agreement. The Board also considered the respective financial obligations of the Adviser and the BSVO Sub-Adviser, as sponsor of the Fund as well as the expenses that each would incur related to the reorganization of the predecessor mutual fund into the New Fund.

The Board also considered the BSVO Sub-Adviser’s projected New Fund costs over the first two years of operations and that the New Fund is expected to be profitable if assets are retained. The Board further considered that the BSVO Sub-Adviser has a long-term perspective and a strong balance sheet to support the New Fund through unprofitable times, if they should occur..
Other Benefits. The Board further considered the extent to which the Adviser or the BSVO Sub-Adviser might derive ancillary benefits from Fund operations. For example, the Adviser may engage in soft dollar transactions in the future, although it did not currently plan to do so. In addition, the Adviser may benefit from continued growth in the Trust by potentially negotiating better fee arrangements with key vendors serving the Funds.
Economies of Scale. The Board also considered whether economies of scale would be realized by the New Fund as its assets grow larger, including the extent to which this is reflected in the level of fees to be charged. The Board considered the BSVO Sub-Adviser’s intention to share economies of scale by committing to reducing expenses on New Fund assets above $1 billion by 0.05%, and on New Fund assets above $2 billion by an additional 0.02%. The Board considered that the proposed breakpoint schedule is structured to lower the Fund’s unitary management fee when the Fund reaches particular asset levels, thereby enabling shareholders to potentially benefit from economies of scale.
Conclusion. In considering the approval of the Advisory Agreement and the BSVO Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Rather, the Board based its determination on the total mix of information available to it.

BRIDGEWAY ETF’S

INFORMATION ABOUT PORTFOLIO HOLDINGS (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Form N-PORT is available without charge, upon request, by calling (215) 882-9983. Furthermore, you may obtain the Form N-PORT on the SEC’s website at www.sec.gov. Each Fund’s portfolio holdings are posted on its website at https://bridgewayetfs.com/.

INFORMATION ABOUT PROXY VOTING (UNAUDITED)
A description of the policies and procedures the Funds uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling (215) 882-9983, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at https://bridgewayetfs.com/.
When available, information regarding how the Fund’s voted proxies relating to portfolio securities during the twelve months ending June 30 is (1) available by calling (215) 882-9983 and (2) the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (UNAUDITED)
Information regarding how often shares of the Funds trades on an exchange at a price above (i.e., at premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at https://bridgewayetfs.com/.

PRIVACY POLICY (UNAUDITED)
EA Series Trust (the “Trust”) is strongly committed to preserving and safeguarding the personal financial information of any customers of the Trust. Confidentiality is extremely important to us.
Regulation S-P requires, among others, each investment company to “adopt written policies and procedures that address administrative, technical, and physical safeguards for the protection of customer records and information.” However, Pursuant to Regulation S-P’s definition of “customer,” the Trust currently does not have, nor does it anticipate having in the future, any customers. In addition, the Trust does not collect any non-public personal information from any consumers.
Nonetheless, the Trust has instituted certain technical, administrative and physical safeguards through which the Trust would seek to protect personal financial information about any customers from unauthorized use and access. First, technical procedures are used in order to limit the accessibility and exposure of Trust-maintained information contained in electronic form. If customer information were obtained by the Trust, such technical procedures would cover such information.
Second, administrative procedures that are in place, would be used to control the number and type of employees, affiliated and nonaffiliated persons, to whom customer information (if the Trust were to obtain any) would be accessible.
Third, physical safeguards have been established, which if customer information were obtained by the Trust, to prevent access to such information contained in hard-copy form.
As these procedures illustrate, the Trust realizes the importance of information confidentiality and security and emphasizes practices which are aimed at achieving those goals.

 Adviser
Empowered Funds, LLC d/b/a EA Advisers
19 East Eagle Road
Havertown, Pennsylvania 19083
Sub-Adviser
Bridgeway Capital Management, LLC
20 Greenway Plaza, Suite 450
Houston, Texas 77046
Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202
Custodian and Securities Lending Agent
U.S. Bank National Association Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212
Transfer Agent
U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102
Legal Counsel
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211
EA Bridgeway Blue Chip ETF
Symbol – BBLU
CUSIP – 02072L714
EA Bridgeway Omni Small-Cap Value ETF
Symbol – BSVO
CUSIP – 02072L532

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Pagano is an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the registrant’s tax returns and calculations of required income, capital gain and excise distributions. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	EA Bridgeway Blue Chip ETF		EA Bridgeway Omni Small-Cap Value ETF
	FYE	FYE	FYE	FYE
	06/30/2023	06/30/2022*	06/30/2023	06/30/2022*
Audit Fees	$8,750	$24,000	$8,750	$24,000
Audit-Related Fees	N/A	N/A	N/A	N/A
Tax Fees	$2,250	$2,588	$2,250	$2,588
All Other Fees	N/A	N/A	N/A	N/A
* Pro rata allocation.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	EA Bridgeway Blue Chip ETF		EA Bridgeway Omni Small-Cap Value ETF
	FYE	FYE	FYE	FYE
	06/30/2023	06/30/2022	06/30/2023	06/30/2022
Audit-Related Fees	0%	N/A	0%	N/A
Tax Fees	0%	N/A	0%	N/A
All Other Fees	0%	N/A	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	EA Bridgeway Blue Chip ETF		EA Bridgeway Omni Small-Cap Value ETF
	FYE	FYE	FYE	FYE
	06/30/2023	06/30/2022	06/30/2023	06/30/2022
Registrant	N/A	N/A	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A	N/A	N/A
Item 5. Audit Committee of Listed Registrants.
The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Daniel Dorn, Chukwuemeka (Emeka) Oguh, and Michael Pagano.
Item 6. Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.
(a)The Registrant’s President and Chief Executive Officer and the Treasurer, Chief Financial Officer and Comptroller have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fiscal period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 13. Exhibits.
(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.
(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(4) Change in the registrant’s independent public accountant. Filed herewith.
(b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EA Series Trust

By (Signature and Title)	/s/ Patrick Cleary
Patrick Cleary, President, Chief Executive Officer and Secretary

Date:	September 19, 2023
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Patrick Cleary
Patrick Cleary, President, Chief Executive Officer and Secretary

Date:	September 19, 2023

By (Signature and Title)	/s/ Sean Hegarty
Sean Hegarty, Treasurer, Chief Financial Officer, and Comptroller

Date:	September 19, 2023